UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-4989

Exact name of registrant as specified in charter: Voyageur Mutual Funds II

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: August 31

Date of reporting period: August 31

Item 1. Reports to Stockholders

Annual Report	Delaware
Tax-Free Arizona Fund
(Formerly Delaware Tax-Free
Arizona Insured Fund)

Delaware
Tax-Free California Fund

Delaware
Tax-Free Colorado Fund

Delaware
Tax-Free Idaho Fund

Delaware
Tax-Free New York Fund

August 31, 2007

Fixed income mutual funds

Table of contents

> Portfolio management review	1
> Performance summaries	8
> Disclosure of Fund expenses	18
> Sector allocations and credit quality breakdowns	20
> Statements of net assets	23
> Statements of operations	40
> Statements of changes in net assets	41
> Financial highlights	44
> Notes to financial statements	59
> Report of independent registered public accounting firm	67
> Other Fund information	68
> Board of trustees/directors and officers addendum	71
> About the organization	73

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware Multi-state Funds

Sept. 10, 2007

The managers of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund provided the answers to the questions below as a review of the Funds’ activities over the 12-month period ended Aug. 31, 2007. Please see page 70 to learn more about the portfolio managers. Bonds mentioned throughout the portfolio manager review are rated by either Moody’s or Standard & Poor’s unless otherwise noted.

Q: What was the market environment for tax-free investments during the fiscal year ended Aug. 31, 2007?

A: Based on changing projections for inflation during the year, the Federal Reserve’s future policy with regard to interest rates remained a topic of speculation among fixed income investors who monitored the economy for the onset of weakness during the year. The closely watched 10-year Treasury yield was 4.74% at the start of the fiscal year, drifted above 5.00% in late spring and early summer of 2007, and finished at 4.54% on Aug. 31, 2007 (source: U.S. Treasury Department).

Despite economic weakness in the first quarter of 2007, the U.S. sustained moderate growth during the year, and the Fed kept its short-term interest rate target at 5.25% throughout the period.

In the latter half of the fiscal year, a significant change in investor sentiment occurred across all fixed income markets, brought on largely by the rising number of defaults in the U.S. subprime mortgage market. As some homeowners defaulted on mortgage payments, investors generally moved away from fixed income securities of lower credit quality, including those backed by mortgages. Investors generally lost confidence in riskier assets such as high yield bonds, which had been market leaders for several quarters, and began to favor higher-quality fixed income investments.

This general flight by investors toward higher-quality fixed income investments began in the first quarter of 2007, and picked up significantly during summer months as subprime mortgage defaults and their negative effects on several large hedge funds made news. While subprime mortgages do not affect the municipal bond market directly per se, we believe the generally turbulent market in the summer of 2007 was felt by all bond investors in some way.

In previous markets where credit was tightening and liquidity was squeezed, municipal bonds had always experienced increased demand. While the flight to quality trade has generally favored the Treasury market first, municipals had followed closely behind due to the relatively high-quality of municipal bonds. As such, we would normally expect the municipal bond market to follow any strong performance of ultra-safe U.S. Treasurys at times when credit and liquidity concerns are influencing investors, leading them to higher-quality assets.

In this credit crunch of 2007 however, the Treasury market rallied and municipal bonds did not follow. We believe that this was due to nontraditional buyers of municipal bonds, who have greatly influenced the market in recent years. Over the past several years, active buying by these investors, including banks, hedge funds, and corporations that are more interested in total return opportunity than tax-exempt income, had helped propel the municipal market in spite of record or near record new issue supply. However, during this most recent credit crunch, as the bond markets “re-priced” risk and investors sought safer assets, many of these nontraditional investors were sellers of municipal bonds, putting downward pressure on our market. One reason for their reversal may have been that nontraditional investors found themselves unable to sell mortgage-backed securities when trying to adjust their investment portfolios.

Q: What other factors have influenced the municipal bond market or your strategy?

A: While state revenue trends remained positive through the first half of 2007, the pace of growth slowed thereafter. The deepening housing slump and tighter liquidity for business and consumer sectors have created a volatile

The views expressed are current as of the date of this report and are subject to change.

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Delaware Multi-state Funds

market. Nationally, state budgets face pressure to increase spending in areas such as education and Medicaid, which already comprise a majority of state expenditures.

In addition, the costs of employee and retiree healthcare are presenting new challenges. Other post employment benefits may soon claim a fixed portion of some states’ budgets, depending on funding decisions (source: Moody’s). The future of the states’ fiscal health will depend on economic performance, sustained structural balance, and progress in re-building financial/budget reserves.

New issues of municipal bonds increased to $261.3 billion for the first seven months of 2007, putting it on pace to set a record for a calendar year. The increase is being driven by both new money financing and by bonds issued to refinance outstanding municipal bonds. Healthcare, education, and housing bonds continued to be drivers when it came to the volume of municipal bonds available in the marketplace.

An important aspect of the re-pricing of risk is that it has been indiscriminate of actual credit fundamentals. For example, in general, we favor the demographics of education bonds and those that we own may have credit strengths ranging from solid financials to strong issue covenants to good student demand. There is important credit-rating analysis that goes into evaluating these bonds on a daily basis, and we believe this is one of our team’s strengths. However, when the market is punishing all but the highest rated securities, these bonds may be at some risk of deterioration even when they are still fundamentally strong credits.

We generally believe that our investment strategy, which is based on security by security analysis and the free exchange of information among team members, is well-suited to provide value over market cycles. Another important point about our process this year is that we remained focused on keeping our funds well diversified across sectors, and individual positions not too large. While diversification itself cannot protect from loss in a declining market, we believe this standard practice is valuable in all markets, but particularly so in volatile markets, as we have experienced in recent months.

Delaware Tax-Free Arizona Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Arizona Fund returned +1.63% at net asset value and -2.91% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the year ended Aug. 31, 2007. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond Index, returned +2.30% (source: Lehman Brothers). Its peer group, as measured by the Lipper Arizona Municipal Debt Funds Average, returned +1.48% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Arizona Fund, please see the table on page 8.

Q: What affected Fund performance?

A: The healthy economy in Arizona is based on a competitive business climate and tax structure, a skilled, knowledge-based workforce and the state’s cultural and scenic resources. Employment, as measured by non-farm payrolls, for the fiscal year ending March 31, 2007, grew 4.1% (source: Nelson A. Rockefeller State Revenue Report #68). As of the end of June 2007, unemployment was 3.4%, well below the national figure of 4.6% (source: U.S. Department of Labor). This healthy environment has resulted in strong tax collections (led by higher corporate tax receipts), up 9% through the first nine months of the State’s fiscal year (source: Nelson A. Rockefeller State Revenue Report #68). Arizona was one of the states that benefited from the housing boom. However, its outlook is now tempered due to the fallout from the subprime lending debacle.

Nationally, the dollar amount of bonds issued during the first seven months of the year grew by 26% to a total of $261.3 billion, compared to Arizona growth of 64% with a total of $5.4 billion issued in bonds over the same period (source: Bond Buyer).

In general, short and intermediate-term bonds performed fairly well on the year. Pre-refunded bonds (bonds where the interest is paid from the proceeds of a new bond issue, held in escrow in U.S. Treasury securities) were generally strong performers across the board at a national level. Partly due to the weakening credit environment, healthcare and higher education bonds tended to be underperformers by comparison, as were bonds in the IDR/PCR sector (industrial development revenue bonds and pollution control revenue bonds).

All five of the top performing bonds in the Delaware Tax-Free Arizona Fund were pre-refunded during the fiscal year, which provided a price pop for the bonds. For example, a Glendale, Ariz., Industrial Development Authority revenue bond issued for Midwestern University was refunded, taking it from a bond with a long maturity (2031) to one being called in four years (2011) and improving the bond’s credit quality from an A- rated bond secured by revenues from the university to a AAA rated bond secured by escrowed U.S. Treasury securities. The shortened duration and improved credit quality provided the boost to the bond’s price.

The Fund’s worst performers were credit related bonds, which experienced greater price volatility as their prices dropped below par. With each upward tick in interest rates, the price of these bonds declined more rapidly as discounts than when they were priced above par. The weaker relative performance of these bonds was a combination of the widening of credit spreads and the impact of the crossover to a discount price. A BBB rated Glendale, Ariz., Industrial Development Authority revenue bond issued for the John Lincoln Health Network was one of these bonds. It started the fiscal year with a premium price, which reflected the price sensitivity of its 2015 call date. As interest rates rose and credit spreads widened, the price of this bond moved below par and each subsequent downward move reflected the sensitivity of its 2035 final maturity date.

Delaware Tax-Free California Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free California Fund returned +0.51% at net asset value and -4.03% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the year ended Aug. 31, 2007. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond Index returned +2.03% (source: Lehman Brothers). Its peer group, as measured by the Lipper California Municipal Debt Funds Average, returned +0.66% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free California Fund, please see the table on page 10.

Q: What affected Fund performance?

A: California felt the impact of the national housing market slowdown as the state’s economic expansion softened in 2007. The impact was reflected in the state unemployment rate of 5.2%, which is higher than the national rate 4.6% (source: U.S. Department of Labor). Yet, job growth over the 12 months that ended March 2007 outpaced the national rate of 1.4%, with nonfarm payrolls increasing 1.7%. While the state’s tax revenues were up 2.9% in the first 9 months of the fiscal year (source: Nelson A. Rockefeller State Revenue Report #68), the slowdown led by housing now has California projecting a $5 billion shortfall in next year’s budget.

Overall, California continued to borrow more than other states as its issuance increased 71.2% for first seven months of the calendar year to total $45 billion (source: Bond Buyer). The supply picture continues to look healthy, reflecting the impact of an important legislative vote in 2006, which approved the largest public works bond package in state history. In November 2006, voters approved four bonds totaling $37.3 billion, which was the first 5-year segment of the state’s Strategic Growth Plan. The money was tagged for improving the state’s roads, schools, levees, and providing affordable housing. (Source: http://www.californiaprogressreport.com)

In general, short and intermediate-term bonds performed fairly well on the year. Pre-refunded bonds (bonds where the interest is paid from the proceeds of a new bond issue, held in escrow in U.S. Treasury securities) were generally strong performers across the board at a national

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Delaware Multi-state Funds

level. Partly due to the weakening credit environment, healthcare and higher education bonds tended to be underperformers by comparison, as were bonds in the IDR/PCR sector (industrial development revenue bonds and pollution control revenue bonds).

All five of the top performing bonds in the Delaware Tax-Free California Fund were pre-refunded during the fiscal year, which provided a price pop for the bonds. For example, a California State General Obligation bond was refunded, taking it from a bond with a long maturity (2033) to one being called in seven years (2014) and improving the bond’s credit quality from an A+ rated bond secured the state a AAA rated bond secured by escrowed U.S. Treasury securities. The shortened duration and improved credit quality provided the boost to the bond’s price.

The Fund’s worst performers were credit related bonds, which experienced greater price volatility as their prices dropped below par. With each upward tick in interest rates, the price of these bonds declined more rapidly as discounts than when they were priced above par. The weaker relative performance of these bonds was a combination of the widening of credit spreads and the impact of the crossover to a discount price. A Baa3 rated California Statewide Communities Development revenue bond issued for student housing at the University of California in Irvine was one of these bonds. It started the fiscal year with a premium price, which reflected the price sensitivity of its 2016 call date. As interest rates rose and credit spreads widened, the price of this bond moved below par and each subsequent downward move reflected the sensitivity of its 2038 final maturity date.

In the past years’ reports, we discussed our rationale for not investing in municipal bonds that are backed by tobacco company revenues payable under the landmark 1998 Master Settlement Agreement (MSA). Our credit opinion was based on the elevated risk for litigation surrounding tobacco companies generally and challenges to the MSA itself. During the fiscal year, our discomfort with the litigation environment lessened to a degree, as several high profile class action cases were dismissed and a case brought by the U.S. Department of Justice resulted in no monetary damages. Based on this improved litigation climate, we made modest investments in the tobacco MSA revenue bond sector. It is important to point out, however, that our individual positions remained quite small on a percentage basis, as they do in all cases, in keeping with our focus on maintaining a broadly diversified investment portfolio for the Fund. Tobacco bonds were relatively weak performers on the fiscal year overall, as they performed poorly when the credit environment weakened.

Delaware Tax-Free Colorado Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Colorado Fund returned +1.38% at net asset value and -3.18% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the year that ended Aug. 31, 2007. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond Index returned +2.03% (source: Lehman Brothers). Its peer group, as measured by the Lipper Colorado Municipal Debt Funds Average, returned 1.09% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Colorado Fund, please see the table on page 12.

Q: What affected Fund performance?

A: During the fiscal year ending Aug. 31, 2007, Colorado continued to have a favorable economic outlook based on general economic diversity and an unemployment rate of 3.5% as of June 30, 2007, which is lower than the national rate of 4.6% (source: U.S. Department of Labor). The state’s economy is diverse, aided by a below average employment exposure to manufacturing and a variety of service sector strengths (source: Moody’s). Tax receipts increased by 7.2% over the first nine months of the fiscal year, which reflect strong collections in personal income and sales tax (Source: Nelson A. Rockefeller State Revenue Report #68).

Of significance to the state’s financial stability are voter initiatives approved in recent years. While initiatives such as the Colorado Taxpayers’ Bill of Rights limited the state’s financial flexibility, Referendum C, approved in November 2005, allows the state to retain tax revenues collected in excess of fiscal year budget for five years, estimated to be $3.7 billion. The state’s 2007–2008 budget includes $17.8 billion being spent for higher education, healthcare, human services, and capital construction (source: http://www.state.co.us/gov_dir/govnr_dir/ospb/budget.html). To help support the state’s bond initiatives, Colorado issuance increased 59.7% for the first seven months of 2007 to a total of $5.4 billion (source: Bond Buyer).

In general, short and intermediate-term bonds performed fairly well on the year. Pre-refunded bonds (bonds where the interest is paid from the proceeds of a new bond issue, held in escrow in U.S. Treasury securities) were generally strong performers across the board at a national level. Partly due to the weakening credit environment, healthcare and higher education bonds tended to be underperformers by comparison, as were bonds in the IDR/PCR sector (industrial development revenue bonds and pollution control revenue bonds).

All five of the top performing bonds in Delaware Tax-Free Colorado Fund were pre-refunded during the fiscal year, which provided a price pop for the bonds. For example, a Colorado Educational and Cultural Facilities bond issued for Stargate Charter School was refunded, taking it from a bond with a long maturity (2033) to one being called in six years (2013) and improving the bond’s credit quality from a BBB- rated bond secured by revenues from the charter school to a AAA equivalent rated bond secured by escrowed U.S. Treasury securities. The shortened duration and improved credit quality provided the boost to the bond’s price.

Six of the weaker performers in the Fund for the fiscal year, including Vista Ridge Metropolitan District Refunding and Improvement Series A, were bonds insured by Radian Asset Assurance, which has insured structured finance issues, some of which were backed by subprime mortgages. Bonds insured by Radian receive an Aa3 rating from Moody’s and an AA from S&P. The fixed income markets, including the municipal market, discounted the market price of Radian-insured issues more than insurers rated AAA because of the combination of Radian’s smaller capital reserves, subprime exposure, and an anticipated merger that fell through at the end of the fiscal period.

Delaware Tax-Free Idaho Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Idaho Fund returned +2.27% at net asset value and -2.34% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the year ended Aug. 31, 2007. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond Index returned +2.03% (source: Lehman Brothers). Its peer group, as measured by the Lipper Other States Municipal Debt Funds Average, returned +1.42% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Idaho Fund, please see the table on page 14.

Q: What affected Fund performance?

A: Every year since 1990, Idaho employment has grown at above national levels. In the last 12 months ending March 31, 2007, the state experienced an increase in non-farm payroll growth of 3.5% versus only 1.4% nationally (source: Nelson A. Rockefeller State Revenue Report #68). The state’s unemployment rate of 2.5% continues to be significantly below the national rate of 4.6% (source: U.S. Department of Labor). Aiding this economic performance is the state’s population growth and low business costs. Despite a 10.8% decline in corporate income tax revenues, the state had a 12.2% increase in tax revenues overall (source: Nelson A. Rockefeller State Revenue Report #68) and ended fiscal year 2006 with a strong General Fund balance. However, increased expenditures and required budget transfers in 2007 are expected to reduce the balance to a still healthy $218 million (source: Moody’s). Bond issuance in Idaho increased 1.9% for seven months of 2007 to a total of $0.7 billion (source: Bond Buyer).

In general, short and intermediate-term bonds performed fairly well on the year. Pre-refunded bonds (bonds where the interest is paid from the proceeds of a new bond issue, held in escrow in U.S. Treasury securities) were

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Portfolio management review

Delaware Multi-state Funds

generally strong performers across the board at a national level. Partly due to the weakening credit environment, healthcare and higher education bonds tended to be underperformers by comparison, as were bonds in the IDR/PCR sector (industrial development revenue bonds and pollution control revenue bonds).

All five of the top performing bonds in the Delaware Tax-Free Idaho Fund were pre-refunded during the fiscal year, which provided a price pop for the bonds. For example, a Puerto Rico Highway and Transportation Authority revenue bond was refunded, taking it from a bond with a long maturity (2033) to one being called in six years (2013) and improving the bond’s credit quality from a BBB+ rated bond secured by revenues largely from fuel sales taxes to a AAA rated bond secured by escrowed U.S. Treasury securities. The shortened duration and improved credit quality provided the boost to the bond’s price.

The Fund’s worst performers were credit-related bonds, which experienced greater price volatility as their prices dropped below par. With each upward tick in interest rates, the price of these bonds declined more rapidly as discounts than when they were priced above par. The weaker relative performance of these bonds was a combination of the widening of credit spreads and the impact of the crossover to a discount price. An A1 rated Idaho Housing revenue bond was one of these bonds. It started the fiscal year with a premium price, which reflected the price sensitivity of its 2015 call date. As interest rates rose and credit spreads widened, the price of this bond moved below par and each subsequent downward move reflected the sensitivity of its 2026 final maturity date.

Delaware Tax-Free New York Fund

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free New York Fund returned +1.75% at net asset value and -2.86% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the year ended Aug. 31, 2007. The Fund’s performance benchmark, the Lehman Brothers Municipal Bond Index returned +2.03% (source: Lehman Brothers). Its peer group, as measured by the Lipper New York Municipal Debt Funds Average, returned +1.14% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free New York Fund, please see the table on page 16.

Q: What affected Fund performance?

A: The New York State economy’s moderate recovery over the last two years was characterized by a lackluster growth in employment alongside healthy income gains and a real estate market that performed better than the national average. For the 12 months ending March 31, 2007, the state had below-trend growth in employment, 1.2% versus 1.4% nationally. As of the end of June, the unemployment rate of 4.7% in the state exceeded the national rate of 4.6% as of June 2007 (source: U.S. Department of Labor). For the state’s 2007 fiscal year (ending March 31, 2007), tax revenues were up 8.8% despite a 3.1% decline in sales tax revenue. Personal income tax revenues, which account for 58.0% of total taxes grew 9.9% (source: Nelson A. Rockefeller State Revenue Report #68).

While issuance of new bonds nationally increased at a healthy clip (up 26% calendar-year to date), issuance in New York was up modestly (5.7%) for the first seven months of the fiscal year (source: Bond Buyer).

In general, short and intermediate-term bonds performed fairly well on the year. Pre-refunded bonds (bonds where the interest is paid from the proceeds of a new bond issue, held in escrow in U.S. Treasury securities) were generally strong performers across the board at a national level. Partly due to the weakening credit environment, healthcare and higher education bonds tended to be underperformers by comparison, as were bonds in the IDR/PCR sector (industrial development revenue bonds and pollution control revenue bonds).

All five of the top performing bonds in Delaware Tax-Free New York Fund were pre-refunded during the fiscal year, which provided a price pop for the bonds. For example, a New York State Dormitory Authority revenue bond issued for the North Shore/Long Island Jewish Medical Center was refunded, taking it from a bond with a long maturity (2033) to one being called in six years (2013)

and improving the bond’s credit quality from an A3 rated bond secured by revenues from the hospital system to a AAA rated bond secured by escrowed U.S. Treasury securities. The shortened duration and improved credit quality provided the boost to the bond’s price.

The Fund’s worst performers were credit-related bonds, which experienced greater price volatility as their prices dropped below par. With each upward tick in interest rates, the price of these bonds declined more rapidly as discounts than when they were priced above par. The weaker relative performance of these bonds was a combination of the widening of credit spreads and the impact of the crossover to a discount price. A BBB- rated Cattaraugus County, N.Y., Industrial Development Agency revenue bond issued for St. Bonaventure University was one of these bonds. It started the fiscal year with a premium price, which reflected the price sensitivity of its 2016 call date. As interest rates rose and credit spreads widened, the price of this bond moved below par and each subsequent downward move reflected the sensitivity of its 2031 final maturity date.

Fixed Income Glossary

Basis point: 1/100 of a percentage point, or 0.01%. Basis points are often used to measure changes in, or differences between, yields.

Bond: A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date.

Bond ratings: Evaluations of creditworthiness by independent agencies such as Moody’s, Standard & Poor’s, and Fitch. Rating may range from Aaa or AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are noninvestment grade and commonly known as junk bonds, or high yield bonds.

Callable bond: A bond that may be redeemed at the request of the issuer prior to the stated maturity date.

Coupon rate: The interest rate that is paid to the investor over the life of the bond.

Duration: A measurement of a fixed income investment’s sensitivity to changes in interest rates. The larger the number, the greater the likely price change for a given change in interest rates.

Fed funds rate: The percentage of interest that banks charge to lend money to each other. The rate, which fluctuates, is a good indicator of general interest rate trends.

Maturity: The length of time until a bond issuer must repay the underlying loan principal to the bondholder.

Par value: The face value of a bond. It is also referred to as the principle value. When a bond reaches maturity, the holder receives this value, regardless of what was paid for the bond.

Pre-refunded bonds: Bonds that have been refinanced and are secured by U.S. Treasury bonds, held in an escrow account.

Tax-exempt bond: Exempt from federal or state income tax, state taxes, or local property tax.

Treasury yield curve: This is a curve on a graph that depicts the difference between short- and long-term bond yields across the duration spectrum. It is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. It is also used to assess broad market trends, as well as potential changes in economic output and growth.

Municipal Bonds

Legacy bond: Bond bought in previous periods and has been held in the portfolio.

Municipal bond: Bond issued by every level of municipality in order to raise capital for day-to-day activities and special specific projects. The bonds pay interest that is typically exempt from federal income taxes and is also generally exempt from state and local income taxes.

Primary market: The broker-controlled, new-issue market. When a municipal bond is purchased in the primary market, the proceeds go to the municipality.

Secondary markets: Known as the aftermarket, or resale market. A bond exchange occurs between a buying investor and a selling investor, not from the issuer. Interest payments from the municipality are passed on to the new owner.

Performance summary

Delaware Tax-Free Arizona Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Arizona Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective July 16, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Aug. 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. April, 1, 1991)
Excluding sales charge	+1.63%	+3.76%	+4.62%	+5.92%
Including sales charge	-2.91%	+2.82%	+4.14%	+5.63%

Class B (Est. March 10, 1995)
Excluding sales charge	+0.78%	+2.97%	+3.99%	+4.80%
Including sales charge	-3.12%	+2.71%	+3.99%	+4.80%

Class C (Est. May 26, 1994)
Excluding sales charge	+0.77%	+2.98%	+3.85%	+4.53%
Including sales charge	-0.20%	+2.98%	+3.85%	+4.53%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25% of average daily net assets. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Dec. 31, 2007, as described in the most recent prospectus. The most recent prospectus designated the Fund’s net expense ratios for Class A, B, and C shares as 0.75%, 1.50%, and 1.50%, respectively. Total operating expenses for Class A, B, and C shares were designated as 0.90%, 1.65%, and 1.65%, respectively.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Fund basics
As of Aug. 31, 2007

Fund objective
The Fund seeks as high a level of current income exempt from federal income tax and from the state personal income tax of Arizona, as is consistent with preservation of capital.

Total Fund net assets
$146 million

Number of holdings
81

Fund start date
April 1, 1991

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class B	DVABX	928928639
Class C	DVACX	928916501

Performance of a $10,000 Investment
Average annual total returns from Aug. 31, 1997, through Aug. 31, 2007

	Starting value (Aug. 31, 1997)	Ending value (Aug. 31, 2007)
Lehman Brothers Municipal Bond Index	$10,000	$16,738
Delaware Tax-Free Arizona Fund — Class A Shares	$9,550	$14,983

Chart assumes $10,000 invested on Aug. 31, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1997. Lehman Brothers Municipal Bond Index generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

(continues)     9

Performance summary

Delaware Tax-Free California Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free California Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective July 16, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Aug. 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. March 2, 1995)
Excluding sales charge	+0.51%	+4.42%	+5.18%	+5.98%
Including sales charge	-4.03%	+3.46%	+4.70%	+5.59%

Class B (Est. Aug. 23, 1995)
Excluding sales charge	-0.15%	+3.64%	+4.54%	+5.58%
Including sales charge	-4.02%	+3.38%	+4.54%	+5.58%

Class C (Est. April 9, 1996)
Excluding sales charge	-0.24%	+3.65%	+4.41%	+5.10%
Including sales charge	-1.20%	+3.65%	+4.41%	+5.10%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25% of average daily net assets. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Dec. 31, 2007, as described in the most recent prospectus. The most recent prospectus designated the Fund’s net expense ratios for Class A, B, and C shares as 0.88%, 1.63%, and 1.63%, respectively. Total operating expenses for Class A, B, and C shares were designated as 0.97%, 1.72%, and 1.72%, respectively.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Fund basics
As of Aug. 31, 2007

Fund objective
The Fund seeks as high a level of current income exempt from federal income tax and from the state personal income tax of California, as is consistent with preservation of capital.

Total Fund net assets
$99 million

Number of holdings
87

Fund start date
March 2, 1995

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class B	DVTFX	928928811
Class C	DVFTX	928928795

Performance of a $10,000 Investment
Average annual total returns from Aug. 31, 1997, through Aug. 31, 2007

	Starting value (Aug. 31, 1997)	Ending value (Aug. 31, 2007)
Lehman Brothers Municipal Bond Index	$10,000	$16,738
Delaware Tax-Free California Fund — Class A Shares	$9,550	$15,815

Chart assumes $10,000 invested on Aug. 31, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1997. Lehman Brothers Municipal Bond Index generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

(continues)     11

Performance summary

Delaware Tax-Free Colorado Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Colorado Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective July 16, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Aug. 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. April 23, 1987)
Excluding sales charge	+1.38%	+3.93%	+4.58%	+6.42%
Including sales charge	-3.18%	+2.98%	+4.10%	+6.18%

Class B (Est. March 22, 1995)
Excluding sales charge	+0.53%	+3.13%	+3.95%	+4.81%
Including sales charge	-3.35%	+2.87%	+3.95%	+4.81%

Class C (Est. May 6, 1994)
Excluding sales charge	+0.53%	+3.15%	+3.81%	+4.59%
Including sales charge	-0.44%	+3.15%	+3.81%	+4.59%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25% of average daily net assets. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Dec. 31, 2007, as described in the most recent prospectus. The most recent prospectus designated the Fund’s net expense ratios for Class A, B, and C shares as 0.93%, 1.68%, and 1.68%, respectively. Total operating expenses for Class A, B, and C shares were designated as 0.94%, 1.69%, and 1.69%, respectively.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Fund basics
As of Aug. 31, 2007

Fund objective
The Fund seeks as high a level of current income exempt from federal income tax and from the state personal income tax of Colorado, as is consistent with preservation of capital.

Total Fund net assets
$262 million

Number of holdings
95

Fund start date
April 23, 1987

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class B	DVBTX	928928787
Class C	DVCTX	92907R101

Performance of a $10,000 Investment
Average annual total returns from Aug. 31, 1997, through Aug. 31, 2007

	Starting value (Aug. 31, 1997)	Ending value (Aug. 31, 2007)
Lehman Brothers Municipal Bond Index	$10,000	$16,738
Delaware Tax-Free Colorado Fund — Class A Shares	$9,550	$14,927

Chart assumes $10,000 invested on Aug. 31, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1997. Lehman Brothers Municipal Bond Index generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

(continues)     13

Performance summary

Delaware Tax-Free Idaho Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Idaho Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective July 16, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Aug. 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+2.27%	+4.04%	+4.67%	+5.80%
Including sales charge	-2.34%	+3.09%	+4.19%	+5.42%

Class B (Est. March 16, 1995)
Excluding sales charge	+1.51%	+3.26%	+4.03%	+4.90%
Including sales charge	-2.42%	+2.99%	+4.03%	+4.90%

Class C (Est. Jan. 11, 1995)
Excluding sales charge	+1.51%	+3.27%	+3.90%	+4.96%
Including sales charge	+0.53%	+3.27%	+3.90%	+4.96%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25% of average daily net assets. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Dec.31, 2007, as described in the most recent prospectus. The most recent prospectus designated the Fund’s net expense ratios for Class A, B, and C shares as 0.85%, 1.60%, and 1.60%, respectively. Total operating expenses for Class A, B, and C shares were designated as 0.98%, 1.73%, and 1.73%, respectively.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Fund basics
As of Aug. 31, 2007

Fund objective
The Fund seeks as high a level of current income exempt from federal income tax and from the state personal income tax of Idaho, as is consistent with preservation of capital.

Total Fund net assets
$87 million

Number of holdings
79

Fund start date
Jan. 4, 1995

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class B	DVTIX	928928746
Class C	DVICX	928928803

Performance of a $10,000 Investment
Average annual total returns from Aug. 31, 1997, through Aug. 31, 2007

	Starting value (Aug. 31, 1997)	Ending value (Aug. 31, 2007)
Lehman Brothers Municipal Bond Index	$10,000	$16,738
Delaware Tax-Free Idaho Fund — Class A Shares	$9,550	$15,056

Chart assumes $10,000 invested on Aug. 31, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1997. Lehman Brothers Municipal Bond Index generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

(continues)     15

Performance summary

Delaware Tax-Free New York Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free New York Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective July 16, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Aug. 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+1.75%	+4.40%	+4.74%	+6.07%
Including sales charge	-2.86%	+3.44%	+4.26%	+5.82%

Class B (Est. Nov. 14, 1994)
Excluding sales charge	+0.99%	+3.61%	+4.12%	+4.70%
Including sales charge	-2.91%	+3.35%	+4.12%	+4.70%

Class C (Est. April 26, 1995)
Excluding sales charge	+0.99%	+3.63%	+3.97%	+4.03%
Including sales charge	+0.02%	+3.63%	+3.97%	+4.03%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25% of average daily net assets. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Dec. 31, 2007, as described in the most recent prospectus. The most recent prospectus designated the Fund’s net expense ratios for Class A, B, and C shares as 0.65%, 1.40%, and 1.40%, respectively. Total operating expenses for Class A, B, and C shares were designated as 1.09%, 1.84%, and 1.84%, respectively.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Fund basics
As of Aug. 31, 2007

Fund objective
The Fund seeks as high a level of current income exempt from federal income tax and from the state of New York, personal income tax, as is consistent with preservation of capital.

Total Fund net assets
$19 million

Number of holdings
50

Fund start date
November 6, 1987

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class B	DVTNX	928928266
Class C	DVFNX	928928258

Performance of a $10,000 Investment
Average annual total returns from Aug. 31, 1997, through Aug. 31, 2007

	Starting value (Aug. 31, 1997)	Ending value (Aug. 31, 2007)
Lehman Brothers Municipal Bond Index	$10,000	$16,738
Delaware Tax-Free New York Fund — Class A Shares	$9,550	$15,158

Chart assumes $10,000 invested on Aug. 31, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1997. Lehman Brothers Municipal Bond Index generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period March 1, 2007 to August 31, 2007

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2007 to August 31, 2007.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

“Expenses Paid During Period” are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by the 184/365 (to reflect the one-half year period).

Delaware Tax-Free Arizona Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	3/1/07 to
	3/1/07	8/31/07	Ratio	8/31/07
Actual Fund Return
Class A	$1,000.00	$989.90	0.75%	$3.76
Class B	1,000.00	985.20	1.50%	7.51
Class C	1,000.00	985.20	1.50%	7.51
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,021.42	0.75%	$3.82
Class B	1,000.00	1,017.64	1.50%	7.63
Class C	1,000.00	1,017.64	1.50%	7.63

Delaware Tax-Free California Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	3/1/07 to
	3/1/07	8/31/07	Ratio	8/31/07
Actual Fund Return
Class A	$1,000.00	$973.80	0.88%	$4.38
Class B	1,000.00	971.10	1.63%	8.10
Class C	1,000.00	970.20	1.63%	8.09
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.77	0.88%	$4.48
Class B	1,000.00	1,016.99	1.63%	8.29
Class C	1,000.00	1,016.99	1.63%	8.29

Delaware Tax-Free Colorado Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	3/1/07 to
	3/1/07	8/31/07	Ratio	8/31/07
Actual Fund Return
Class A	$1,000.00	$985.60	0.93%	$4.65
Class B	1,000.00	981.00	1.68%	8.39
Class C	1,000.00	981.00	1.68%	8.39
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.52	0.93%	$4.74
Class B	1,000.00	1,016.74	1.68%	8.54
Class C	1,000.00	1,016.74	1.68%	8.54

Delaware Tax-Free Idaho Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	3/1/07 to
	3/1/07	8/31/07	Ratio	8/31/07
Actual Fund Return
Class A	$1,000.00	$995.30	0.85%	$4.27
Class B	1,000.00	991.60	1.60%	8.03
Class C	1,000.00	991.60	1.60%	8.03
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class B	1,000.00	1,017.14	1.60%	8.13
Class C	1,000.00	1,017.14	1.60%	8.13

Delaware Tax-Free New York Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	3/1/07 to
	3/1/07	8/31/07	Ratio	8/31/07
Actual Fund Return
Class A	$1,000.00	$987.10	0.85%	$4.26
Class B	1,000.00	983.40	1.60%	8.00
Class C	1,000.00	984.30	1.60%	8.00
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class B	1,000.00	1,017.14	1.60%	8.13
Class C	1,000.00	1,017.14	1.60%	8.13

Sector allocations and credit quality breakdowns

As of August 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Tax-Free Arizona Fund
Percentage
Sector	of Net Assets
Municipal Bonds	98.16%
Corporate Revenue Bonds	4.19%
Education Revenue Bonds	5.97%
Electric Revenue Bonds	4.34%
Escrowed to Maturity Bonds	0.56%
Health Care Revenue Bonds	8.30%
Housing Revenue Bonds	1.77%
Lease Revenue Bonds	12.47%
Local General Obligation Bonds	5.72%
Pre-Refunded Bonds	28.38%
Special Tax Revenue Bonds	4.68%
State General Obligation Bonds	4.28%
Transportation Revenue Bonds	12.78%
Water & Sewer Revenue Bonds	4.72%
Short-Term Investments	0.51%
Total Value of Securities	98.67%
Receivables and Other Assets Net of Liabilities	1.33%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	78.38%
AA	3.27%
A	7.41%
BBB	10.94%
Total	100.00%

Delaware Tax-Free California Fund
Percentage
Sector	of Net Assets
Municipal Bonds	97.00%
Corporate Revenue Bonds	1.34%
Education Revenue Bonds	15.16%
Health Care Revenue Bonds	10.21%
Housing Revenue Bonds	7.91%
Lease Revenue Bonds	7.33%
Local General Obligation Bonds	14.77%
Pre-Refunded Bonds	19.38%
Resource Recovery Revenue Bonds	4.09%
Special Tax Revenue Bonds	2.68%
State General Obligation Bonds	4.83%
Transportation Revenue Bonds	4.11%
Water & Sewer Revenue Bonds	5.19%
Short-Term Investments	0.66%
Money Market Instruments	0.05%
Variable Rate Demand Notes	0.61%
Total Value of Securities	97.66%
Receivables and Other Assets Net of Liabilities	2.34%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	46.08%
AA	8.66%
A	22.62%
BBB	11.47%
Non Rated	11.17%
Total	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Tax-Free Colorado Fund
Percentage
Sector	of Net Assets
Municipal Bonds	98.31%
Education Revenue Bonds	15.86%
Electric Revenue Bonds	2.50%
Escrowed to Maturity Bonds	2.27%
Health Care Revenue Bonds	14.20%
Housing Revenue Bonds	1.45%
Lease Revenue Bonds	4.63%
Local General Obligation Bonds	16.91%
Pre-Refunded Bonds	24.05%
Special Tax Revenue Bonds	3.03%
State General Obligation Bonds	3.66%
Transportation Revenue Bonds	8.58%
Water & Sewer Revenue Bonds	1.17%
Short-Term Investments	0.74%
Money Market Instruments	0.36%
Variable Rate Demand Notes	0.38%
Total Value of Securities	99.05%
Receivables and Other Assets Net of Liabilities	0.95%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	44.76%
AA	21.48%
A	8.08%
BBB	16.01%
B	0.73%
Non Rated	8.94%
Total	100.00%

Delaware Tax-Free Idaho Fund
Percentage
Sector	of Net Assets
Municipal Bonds	95.66%
Corporate Revenue Bonds	7.23%
Education Revenue Bonds	15.76%
Escrow to Maturity Bonds	2.10%
Health Care Revenue Bonds	4.07%
Housing Revenue Bonds	8.25%
Lease Revenue Bonds	7.32%
Local General Obligation Bonds	22.57%
Pre-Refunded Bonds	10.05%
Special Tax Revenue Bonds	8.73%
State General Obligation Bonds	3.87%
Transportation Revenue Bonds	3.16%
Water & Sewer Revenue Bonds	2.55%
Short-Term Investments	3.90%
Money Market Instruments	1.04%
Variable Rate Demand Notes	2.86%
Total Value of Securities	99.56%
Receivables and Other Assets Net of Liabilities	0.44%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	61.15%
AA	8.39%
A	4.42%
BBB	16.73%
BB	2.99%
Non Rated	6.32%
Total	100.00%

(continues)     21

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Tax-Free New York Fund
Percentage
Sector	of Net Assets
Municipal Bonds	94.09%
Corporate Revenue Bonds	7.69%
Education Revenue Bonds	16.74%
Electric Revenue Bonds	2.11%
Health Care Revenue Bonds	11.01%
Housing Revenue Bonds	1.24%
Lease Revenue Bonds	8.81%
Local General Obligation Bonds	6.78%
Pre-Refunded Bonds	20.64%
Special Tax Revenue Bonds	7.21%
State General Obligation Bonds	1.33%
Transportation Revenue Bonds	6.53%
Water & Sewer Revenue Bonds	4.00%
Short-Term Investments	4.18%
Total Value of Securities	98.27%
Receivables and Other Assets Net of Liabilities	1.73%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	33.88%
AA	23.19%
A	19.25%
BBB	19.20%
BB	0.72%
Non Rated	3.76%
Total	100.00%

Statements of net assets

Delaware Tax-Free Arizona Fund

August 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 98.16%
Corporate Revenue Bonds – 4.19%
Maricopa County Pollution Control
(Palo Verde Project) Series A
5.05% 5/1/29 (AMBAC)	$6,000,000	$ 6,100,440
		6,100,440
Education Revenue Bonds – 5.97%
Arizona State University
Certificates of Participation
(Research Infrastructure Project)
5.00% 9/1/30 (AMBAC)	3,000,000	3,050,489
Glendale Industrial Development
Authority Revenue (Midwestern
University) 5.00% 5/15/31	1,050,000	1,041,274
Northern Arizona University
Certificates of Participation
(Northern Arizona University
Research Project)
5.00% 9/1/30 (AMBAC)	1,500,000	1,528,215
Pima County Industrial Development
Authority Educational Revenue
(Tucson Country Day School Project)
5.00% 6/1/37	1,000,000	895,590
South Campus Group Student
Housing Revenue (University of
Arizona - South Campus Project)
5.625% 9/1/35 (MBIA)	1,000,000	1,069,420
Tucson Industrial Development
Authority (University of Arizona -
Marshall Foundation) Series B
5.00% 7/15/27 (AMBAC)	1,000,000	1,016,790
University of Arizona Certificates of
Participation (University of
Arizona Project) Series A
5.125% 6/1/21 (AMBAC)	85,000	88,777
		8,690,555
Electric Revenue Bonds – 4.34%
Energy Management Services
(University of Arizona - Main Campus)
5.25% 7/1/17 (MBIA)	1,500,000	1,585,965
Puerto Rico Electric Power Authority
Revenue Series TT 5.00% 7/1/37	1,000,000	999,160
Salt River Project Agricultural
Improvement & Power District
Electric System Revenue
Series A 5.00% 1/1/31	1,700,000	1,718,904
Series B 5.00% 1/1/31 (MBIA)	2,000,000	2,024,120
		6,328,149
Escrowed to Maturity Bonds – 0.56%
Maricopa County School District #14
(Creighton School Improvement
Project of 1990) Series C
6.50% 7/1/08 (FGIC)	455,000	465,460
Phoenix Street & Highway Revenue
(Senior Lien) 6.50% 7/1/09 (AMBAC)	350,000	353,647
		819,107
Health Care Revenue Bonds – 8.30%
Glendale Industrial Development
Authority Hospital Revenue
5.00% 12/1/35	1,000,000	911,980
5.00% 12/1/42	2,500,000	2,226,825
Maricopa County Industrial
Development Authority Revenue
(Catholic Healthcare West) Series A
5.25% 7/1/32	1,250,000	1,250,375
5.50% 7/1/26	1,000,000	1,023,050
(Mayo Clinic) 5.00% 11/15/36	1,000,000	1,005,180
(Senior Living Healthcare)
5.00% 8/20/35 (GNMA)	1,000,000	1,001,010
University Medical Center
Hospital Revenue
5.00% 7/1/24	800,000	779,952
5.00% 7/1/35	2,000,000	1,875,760
Yavapai County Industrial
Development Authority Revenue
(Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	2,000,000	2,011,000
		12,085,132
Housing Revenue Bonds – 1.77%
Pima County Industrial Development
Authority Single Family
Housing Revenue Series A-1
6.125% 11/1/33
(GNMA) (FNMA) (FHLMC) (AMT)	20,000	20,190
Series B-1 6.10% 5/1/31
(GNMA) (AMT)	55,000	55,510
Yuma Industrial Development
Authority Multifamily Revenue
Series A 6.10% 9/20/19
(GNMA) (AMT)	2,340,000	2,509,510
		2,585,210
Lease Revenue Bonds – 12.47%
Arizona Game & Fish Department &
Community Beneficial Interest
Certificates (Administration
Building Project) 5.00% 7/1/32	1,300,000	1,305,902
Marana Property Municipal Facilities
Revenue 5.00% 7/1/28 (AMBAC)	575,000	583,821
Maricopa County Industrial
Development Authority
Correctional Contract
Revenue (Phoenix West Prison)
5.375% 7/1/22 (ACA)	1,000,000	1,005,830
Phoenix Industrial Development
Authority Lease Revenue
(Capitol Mall II, LLC Project)
5.00% 9/15/28 (AMBAC)	4,000,000	4,049,280
Pinal County Certificates of Participation
5.00% 12/1/29	1,300,000	1,281,020
5.125% 6/1/21 (AMBAC)	4,675,000	4,839,793

(continues)     23

Statements of net assets

Delaware Tax-Free Arizona Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Puerto Rico Public Buildings Authority
Revenue (Guaranteed Government
Facilities)
Series D 5.25% 7/1/27	$ 470,000	$ 479,908
Series D 5.25% 7/1/36	270,000	273,715
Series I 5.25% 7/1/33	500,000	510,170
Salt River Project Arizona Agricultural
Improvement & Power District
Certificates of Participation
5.00% 12/1/18 (MBIA)	1,500,000	1,556,580
University of Arizona Certificates
of Participation
Series B 5.00% 6/1/31 (AMBAC)	2,250,000	2,280,668
		18,166,687
Local General Obligation Bonds – 5.72%
Cochise County Unified School
District #68 7.50% 7/1/10 (FGIC)	1,000,000	1,101,250
DC Ranch Community Facilities
5.00% 7/15/27 (AMBAC)	1,000,000	1,019,810
Flagstaff Aspen Place Sawmill
Improvement District
5.00% 1/1/32	1,350,000	1,303,830
¶Gila County Unified School District #10
(Payson Project of 2006) Series A
5.25% 7/1/27 (AMBAC)	1,000,000	966,240
Marana Tangerine Farm Improvement
District Revenue 4.60% 1/1/26	1,000,000	913,430
Maricopa County School District #14
(Creighton School Improvement
Project of 1990) Series C
6.50% 7/1/08 (FGIC)	545,000	557,666
Phoenix Variable Purpose Series B
5.00% 7/1/27	2,435,000	2,475,567
		8,337,793
§Pre-Refunded Bonds – 28.38%
Arizona Board of Regents
(Northern Arizona University)
5.00% 6/1/34-12 (FGIC)	1,000,000	1,057,210
Certificates of Participation
(University of Arizona - Main
Campus) Series 2000 A-1
5.125% 6/1/25-11 (AMBAC)	1,250,000	1,311,225
Arizona Transportation Board
Highway Revenue Series B
5.25% 7/1/22-12	1,000,000	1,069,120
Glendale Industrial Development
Authority Revenue (Midwestern
University) Series A
5.875% 5/15/31-11	1,000,000	1,081,530
Mesa Industrial Development
Authority Revenue (Discovery
Health Systems) Series A
5.625% 1/1/29-10 (MBIA)	9,000,000	9,473,219
Mohave County Community College
District Revenue (State Board of Directors)
6.00% 3/1/20-10 (MBIA)	1,000,000	1,055,300
Phoenix Industrial Development
Authority Lease Revenue
(Capitol Mall, LLC Project)
5.50% 9/15/27-10 (AMBAC)	5,000,000	5,261,500
Phoenix Industrial Development
Authority Multifamily
Housing Revenue
(Ventana Palms Apartments)
Series A
6.15% 10/1/29-09 (MBIA)	510,000	544,104
6.20% 10/1/34-09 (MBIA)	940,000	1,003,788
Puerto Rico Commonwealth Highway &
Transportation Authority
Revenue Series K
5.00% 7/1/35-15	750,000	804,923
Puerto Rico Commonwealth
Public Improvement Revenue
5.125% 7/1/30-11 (FSA)	770,000	810,671
Series A 5.00% 7/1/27-12	1,000,000	1,059,960
Series A 5.125% 7/1/31-11	1,705,000	1,795,058
Puerto Rico Electric Power Authority
Revenue Series NN
5.00% 7/1/32-13 (MBIA)	2,500,000	2,662,925
Puerto Rico Public Buildings
Authority Revenue
(Guaranteed Government
Facilities) Series D
5.25% 7/1/27-12	1,280,000	1,361,472
5.25% 7/1/36-12	730,000	776,465
Scottsdale Industrial Development
Authority Hospital Revenue
(Scottsdale Healthcare)
5.70% 12/1/21-11	500,000	542,315
Southern Arizona Capital
Facilities Finance Revenue
(University of Arizona Project)
5.10% 9/1/33-12 (MBIA)	3,250,000	3,459,788
Surprise Municipal Property Excise Tax
Revenue 5.70% 7/1/20-09 (FGIC)	3,000,000	3,130,830
University of Arizona Certificates of
Participation
(University of Arizona Parking &
Student Housing)
5.75% 6/1/19-09 (AMBAC)	1,000,000	1,034,850
(University of Arizona Project)
Series A 5.125% 6/1/21-12 (AMBAC)	915,000	972,288
Series B 5.125% 6/1/22-12 (AMBAC)	1,000,000	1,060,820
		41,329,361
Special Tax Revenue Bonds – 4.68%
Arizona Tourism & Sports Authority
Tax Revenue (Multipurpose
Stadium Facilities) Series A
5.00% 7/1/28 (MBIA)	2,500,000	2,548,575
5.00% 7/1/31 (MBIA)	1,500,000	1,526,850

	Principal
	Amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
¶Phoenix Civic Improvement
Corporation Distribution Revenue
(Civic Plaza) Series B
5.50% 7/1/31 (FGIC)	$ 1,500,000	$ 1,213,020
San Luis Civic Improvement Municipal
Facilities Excise Tax Revenue
5.00% 7/1/38 (XLCA)	1,500,000	1,524,690
		6,813,135
State General Obligation Bonds – 4.28%
Puerto Rico Commonwealth Public
Improvement Refunding Series A
5.50% 7/1/19	1,300,000	1,414,439
Unrefunded Balance Series A
5.125% 7/1/30 (FSA)	480,000	490,392
5.125% 7/1/31	3,370,000	3,393,051
Virgin Islands Public Finance
Authority (Gross Receipts Taxes)
5.00% 10/1/31 (ACA)	1,000,000	930,500
		6,228,382
Transportation Revenue Bonds – 12.78%
Arizona State Transportation Board
Highway Revenue Series A
5.00% 7/1/23	1,000,000	1,034,130
Phoenix Civic Improvement Airport
Revenue Series B
5.25% 7/1/27 (FGIC) (AMT)	1,000,000	1,014,620
5.25% 7/1/32 (FGIC) (AMT)	10,300,000	10,408,665
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue
Series N 5.25% 7/1/39 (FGIC)	1,000,000	1,091,160
Tucson Airport Authority Revenue
(Senior Lien) Series 2001
5.35% 6/1/31 (AMBAC) (AMT)	5,000,000	5,069,650
		18,618,225
Water & Sewer Revenue Bonds – 4.72%
Glendale Water & Sewer Revenue
(Senior Lien) 5.00% 7/1/28 (AMBAC)	2,000,000	2,034,260
Phoenix Civic Improvement
Wastewater Systems Revenue
(Junior Lien)
5.00% 7/1/24 (FGIC)	1,000,000	1,017,360
5.00% 7/1/26 (FGIC)	3,750,000	3,817,350
		6,868,970
Total Municipal Bonds
(cost $139,655,132)		142,971,146

	Number of
	Shares
Short-Term Investments – 0.51%
Money Market Instruments – 0.51%
Federated Arizona Municipal Cash Trust	750,316	750,316
Total Short-Term Investments
(cost $750,316)		750,316
Total Value of Securities – 98.67%
(cost $140,405,448)		$143,721,462
Receivables and Other Assets
Net of Liabilities – 1.33%		1,930,740
Net Assets Applicable to 13,159,379
Shares Outstanding – 100.00%		$145,652,202

Net Asset Value – Delaware Tax-Free Arizona Fund
Class A ($125,636,501 / 11,353,091 Shares)		$11.07
Net Asset Value – Delaware Tax-Free Arizona Fund
Class B ($12,407,182 / 1,120,391 Shares)		$11.07
Net Asset Value – Delaware Tax-Free Arizona Fund
Class C ($7,608,519 / 685,897 Shares)		$11.09

Components of Net Assets at August 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$144,591,326
Distributions in excess of net investment income		(25)
Accumulated net realized loss on investments		(2,255,113)
Net unrealized appreciation of investments		3,316,014
Total net assets		$145,652,202

§

Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to Financial Statements.”

¶	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of Abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHLMC — Insured by the Federal Home Loan Mortgage Corporation
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Arizona Fund
Net asset value Class A (A)	$11.07
Sales charge (4.50% of offering price) (B)	0.52
Offering price	$11.59

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

(continues)     25

Statements of net assets

Delaware Tax-Free California Fund

August 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 97.00%
Corporate Revenue Bonds – 1.34%
Golden State Tobacco Securitization
Settlement Revenue (Asset-Backed
Senior Notes) Series A-1
5.125% 6/1/47	$1,500,000	$ 1,329,615
		1,329,615
Education Revenue Bonds – 15.16%
California Educational Facilities
Authority Revenue
(Claremont Graduate University)
Series A 5.00% 3/1/37	1,000,000	977,370
(University of the Pacific)
5.25% 5/1/34	1,000,000	1,010,030
5.75% 11/1/30 (MBIA)	310,000	326,061
(Woodbury University)
5.00% 1/1/36	1,000,000	923,840
California Municipal Finance
Authority Educational Revenue
(American Heritage Foundation
Project) Series A 5.25% 6/1/36	1,000,000	938,660
(University Students Co-op
Association) 5.00% 4/1/37	1,000,000	922,520
California Public Works Board Lease
Revenue (Various Universities of
California Projects)
Series D 5.00% 5/1/30	1,000,000	1,016,810
Series F 5.00% 11/1/29	1,000,000	1,013,460
California Statewide Communities
Development Authority Revenue
(California Baptist University
Project) Series A 5.50% 11/1/38	1,000,000	971,620
(Viewpoint School Project)
5.75% 10/1/33 (ACA)	1,000,000	1,016,500
(Windrush School Project)
5.50% 7/1/37	1,000,000	966,520
California Statewide Communities
Development Authority Student
Housing Revenue
(East Campus Apartments, LLC)
Series A 5.625% 8/1/34 (ACA)	1,000,000	1,004,630
(Irvine, LLC-UCI East)
5.00% 5/15/38	1,000,000	919,960
San Diego County Certificates of
Participation (University of San
Diego) 5.375% 10/1/41	1,000,000	1,014,940
University of California Revenue
5.00% 5/15/33 (FSA)	2,000,000	2,045,000
		15,067,921
Health Care Revenue Bonds – 10.21%
Abag Finance Authority of California
(Nonprofit Corporations - San
Diego Hospital Association)
Series A 6.125% 8/15/20	1,250,000	1,300,450
California Health Facilities Financing
Authority Revenue
(Catholic Healthcare West)
Series G 5.25% 7/1/23	1,000,000	1,017,720
(Nevada Methodist)
5.00% 7/1/36	1,075,000	1,061,176
(The Episcopal Home)
Series A 5.30% 2/1/32 (RADIAN)	2,000,000	1,984,200
California Infrastructure & Economic
Development Bank Revenue
(Kaiser Hospital Associates I, LLC)
Series A 5.55% 8/1/31	1,000,000	1,023,350
California Statewide Communities
Development Authority Revenue
(Health Facilities - Adventist
Health) Series A 5.00% 3/1/35	2,000,000	1,954,700
(Presbyterian Homes) Series A
4.875% 11/15/36	1,000,000	902,220
(Valleycare Health Systems)
Series A 5.125% 7/15/31	1,000,000	909,080
		10,152,896
Housing Revenue Bonds – 7.91%
California Department of Veteran
Affairs Home Purpose Revenue
Series A 4.60% 12/1/28	2,000,000	1,905,440
California Statewide Communities
Development Authority
Multifamily Housing Revenue
(Citrus Gardens Apartments)
Series D1 5.375% 7/1/32	1,800,000	1,822,950
(Silver Ridge Apartments)
Series H 5.80% 8/1/33 (FNMA)
(AMT) (LOC, Fannie Mae)	1,000,000	1,034,870
Palm Springs Mobile Home Park
Revenue (Sahara Mobile Home
Park) Series A 5.75% 5/15/37	1,000,000	1,005,140
Santa Clara County Multifamily
Housing Authority Revenue
(Rivertown Apartments Project)
Series A 5.85% 8/1/31 (AMT)	1,000,000	1,034,340
Ventura County Area Multifamily
Housing Authority Revenue
(Glen Oaks Apartments)
Series A 6.35% 7/20/34 (GNMA)	983,000	1,059,143
		7,861,883
Lease Revenue Bonds – 7.33%
California Public Works Board Lease
Revenue
(Department of Corrections)
Series A 5.00% 3/1/27 (AMBAC)	1,000,000	1,017,920
Series C 5.25% 6/1/28	1,500,000	1,539,630
(Department of General
Services - Butterfield)
Series A 5.25% 6/1/30	1,000,000	1,027,780

	Principal
	Amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Franklin-McKinley School District
Certificates of Participation
(Financing Project)
Series B 5.00% 9/1/27 (AMBAC)	$1,060,000	$ 1,079,228
San Diego County Certificates of
Participation 5.75% 7/1/31 (MBIA)	1,000,000	1,061,760
San Juan Basin Authority (Ground
Water Recovery Project)
5.00% 12/1/34 (AMBAC)	1,000,000	1,014,530
^San Mateo Unified High School
District Certificates of
Participation Capital Appreciation
(Partnership Phase I Projects)
Series B 5.00% 12/15/43
(AMBAC)	1,000,000	541,830
		7,282,678
Local General Obligation Bonds – 14.77%
^Anaheim School District Election
2002 4.58% 8/1/25 (MBIA)	1,250,000	519,788
Commerce Joint Powers
Financing Authority Revenue
(Redevelopment Projects)
Series A 5.00% 8/1/28 (RADIAN)	1,000,000	937,090
Culver City Redevelopment Agency
(Tax Allocation - Redevelopment
Project) Series A
5.00% 11/1/25 (AMBAC)	1,000,000	1,022,590
Fairfield-Suisun Unified School
District Election 2002
5.50% 8/1/28 (MBIA)	500,000	533,855
Fremont Community Facilities District #1
(Special Tax Pacific Commons)
5.375% 9/1/36	1,000,000	982,700
Jurupa Community Services Special
Tax Facilities District #19 (Eastvale)
5.00% 9/1/36	500,000	454,240
La Quinta Redevelopment Agency
(Tax Allocation - Redevelopment
Project Area #1)
Series A 5.10% 9/1/31 (AMBAC)	2,000,000	2,046,120
Lake Elsinore Public Financing
Authority (Tax Allocation) Series A
5.50% 9/1/30	1,000,000	1,010,440
Lammersville School District
Community Facilities District
#2002 (Mountain House)
5.125% 9/1/35	500,000	470,995
Lawndale Elementary School District
Series B 5.00% 8/1/32 (FSA)	1,000,000	1,018,660
Los Angeles Unified School District
Series A-2 4.25% 1/1/28 (FGIC)	1,000,000	905,010
Modesto Special Tax Community
Facilities District #04-1 Village 2
5.15% 9/1/36	1,000,000	943,350
Poway Redevelopment Agency Tax
Allocation 5.75% 6/15/33 (MBIA)	270,000	288,889
Poway Unified School District Special
Tax Community Facilities District #6
5.60% 9/1/33	1,000,000	1,006,860
Roseville Westpark Special Tax Public
Community Facilities District #1
5.25% 9/1/37	500,000	482,090
San Bernardino County Special Tax
Community Facilities District
#2002-1 5.90% 9/1/33	2,000,000	2,052,380
		14,675,057
§Pre-Refunded Bonds – 19.38%
California Educational Facilities
Authority Revenue
(Pepperdine University) Series A
5.50% 8/1/32-09	1,000,000	1,034,570
(University of the Pacific)
5.75% 11/1/30-10 (MBIA)	690,000	734,947
California Department Water
Resources Power Supply Revenue
Series A 5.375% 5/1/21-12	2,000,000	2,166,999
California State 5.00% 2/1/33-14	1,000,000	1,069,790
Golden State Tobacco Securitization
Settlement Revenue
(Asset-Backed Senior Notes)
Series B 5.50% 6/1/43-13
(RADIAN)	1,000,000	1,079,880
5.625% 6/1/33-13	1,000,000	1,086,250
Oakland Industrial Revenue
(Harrison Foundation) Series B
6.00% 1/1/29-10 (AMBAC)	1,300,000	1,370,499
Poway Redevelopment Agency Tax
Allocation
5.75% 6/15/33-10 (MBIA)	1,130,000	1,226,412
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue Series K
5.00% 7/1/45-15	1,500,000	1,609,845
Riverside County Redevelopment
Agency Tax Allocation (Jurupa
Valley Project)
5.25% 10/1/35-11 (AMBAC)	1,590,000	1,718,455
San Diego County Certificates of
Participation (The Burnham
Institute) 6.25% 9/1/29-09	1,000,000	1,059,310
San Diego School District Series E
5.00% 7/1/28-13 (FSA)	2,000,000	2,119,580
San Francisco Bay Area Rapid
Transit District Sales Tax Revenue
5.125% 7/1/36-11 (AMBAC)	740,000	780,715
Sequoia Unified High School District
Election 2001
5.125% 7/1/31-11 (FSA)	1,000,000	1,072,480

(continues)     27

Statements of net assets

Delaware Tax-Free California Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Southern California Logistics
Airport Authority Tax Allocation
6.50% 12/1/31-11	$1,000,000	$ 1,126,140
		19,255,872
Resource Recovery Revenue Bonds – 4.09%
Salinas Valley Solid Waste
Authority Revenue
5.25% 8/1/27 (AMBAC) (AMT)	2,000,000	2,034,540
5.25% 8/1/31 (AMBAC) (AMT)	2,000,000	2,029,300
		4,063,840
Special Tax Revenue Bonds – 2.68%
Palm Drive Health Care District Parcel
Tax Revenue 5.25% 4/1/30	2,000,000	1,891,220
Puerto Rico Financing Sales Tax
Revenue Series A 5.25% 8/1/57	500,000	512,210
San Francisco Bay Area Rapid Transit
Financing Authority Tax Revenue
5.125% 7/1/36 (AMBAC)	260,000	262,863
		2,666,293
State General Obligation Bonds – 4.83%
California Variable Purposes
5.00% 8/1/35	1,000,000	1,004,180
5.50% 11/1/33	2,000,000	2,093,920
California Veterans Series BJ
5.70% 12/1/32 (AMT)	640,000	646,522
Puerto Rico Public Buildings
Authority Revenue (Guaranteed
Government Facilities)
Series I 5.50% 7/1/23	1,000,000	1,056,690
		4,801,312
Transportation Revenue Bonds – 4.11%
Port of Oakland Revenue Series L
5.375% 11/1/27 (FGIC) (AMT)	1,000,000	1,030,350
Sacramento County Airport
System Revenue Series A
5.00% 7/1/32 (FSA)	1,000,000	1,014,500
San Diego Redevelopment Agency
(Centre City Redevelopment
Project) Series A 6.40% 9/1/25	1,000,000	1,029,760
San Jose Airport Revenue Series A
5.00% 3/1/31 (FGIC)	1,000,000	1,011,020
		4,085,630
Water & Sewer Revenue Bonds – 5.19%
Banning Utilities Authority Water
Enterprise Revenue Refunding &
Improvements
5.25% 11/1/35 (FGIC)	1,000,000	1,050,780
California Department of Water
Resources Systems Revenue
(Central Valley Project)
Series X 5.00% 12/1/29 (FGIC)	1,000,000	1,014,670
Clovis Public Financing Authority
Wastewater Revenue
5.25% 8/1/30 (MBIA)	1,000,000	1,048,430
Metropolitan Water District of
Southern California Waterworks
Authority Revenue Series B-1
5.00% 10/1/36 (FGIC)	1,000,000	1,011,090
Sacramento County Sanitation
District Financing Authority
Revenue 5.00% 12/1/36 (FGIC)	1,000,000	1,029,570
		5,154,540
Total Municipal Bonds
(cost $95,381,721)		96,397,537

	Number
	of Shares
Short-Term Investments – 0.66%
Money Market Instruments – 0.05%
Federated California Municipal Cash Trust	53,190	53,190
		53,190

	Principal
	Amount
•Variable Rate Demand Notes – 0.61%
East Bay Municipal Utilities District
Water System Revenue Series B-2
3.86% 6/1/38 (XLCA)	$600,000	600,000
		600,000
Total Short-Term Investments
(cost $653,190)		653,190

Total Value of Securities – 97.66%
(cost $96,034,911)		97,050,727
Receivables and Other Assets
Net of Liabilities – 2.34%		2,323,064
Net Assets Applicable to 9,017,138
Shares Outstanding – 100.00%		$99,373,791

Net Asset Value – Delaware Tax-Free California Fund
Class A ($76,536,645 / 6,948,935 Shares)		$11.01
Net Asset Value – Delaware Tax-Free California Fund
Class B ($9,383,722 / 848,566 Shares)		$11.06
Net Asset Value – Delaware Tax-Free California Fund
Class C ($13,453,424 / 1,219,637 Shares)		$11.03

Components of Net Assets at August 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$99,223,949
Undistributed net investment income		1,300
Accumulated net realized loss on investments		(867,274)
Net unrealized appreciation of investments		1,015,816
Total net assets		$99,373,791

^	Zero coupon security. The rate shown is the yield at the time of purchase.

§

Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of August 31, 2007.

Summary of Abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free California Fund
Net asset value Class A (A)	$11.01
Sales charge (4.50% of offering price) (B)	0.52
Offering price	$11.53

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

(continues)     29

Statements of net assets

Delaware Tax-Free Colorado Fund

August 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 98.31%
Education Revenue Bonds – 15.86%
Boulder County Development
Revenue (University Corporation
for Atmospheric Research)
5.00% 9/1/33 (MBIA)	$1,000,000	$ 1,010,570
5.00% 9/1/35 (AMBAC)	2,000,000	2,022,720
Colorado Educational & Cultural
Facilities Authority Revenue
(Charter School Project)
5.50% 5/1/36 (XLCA)	2,280,000	2,389,189
(Johnson & Wales University Project)
Series A 5.00% 4/1/28 (XLCA)	1,000,000	1,014,300
(Liberty Common Charter School
Project) 5.125% 12/1/33 (XLCA)	2,740,000	2,794,197
(Montessori Districts Charter
School Projects) 6.125% 7/15/32	5,590,000	5,721,533
(Pinnacle Charter School Project)
5.00% 6/1/33 (XLCA)	2,170,000	2,196,322
(Regis University Project)
5.00% 6/1/22 (RADIAN)	1,820,000	1,791,881
(Renaissance Charter School
Project) 6.75% 6/1/29	2,000,000	1,873,480
(University of Northern Colorado
Student Housing Project)
5.125% 7/1/37 (MBIA)	7,500,000	7,581,300
(Woodrow Wilson Charter School
Project) 5.25% 12/1/34 (XLCA)	1,960,000	2,028,130
Colorado School Mines
Auxiliary Facilities Revenue
5.00% 12/1/37 (AMBAC)	3,130,000	3,159,954
University of Colorado Enterprise
System Revenue
Series A 5.00% 6/1/30 (AMBAC)	3,155,000	3,245,990
Series A Refunding 5.375% 6/1/26	1,000,000	1,036,090
University of Puerto Rico Revenue
Series Q 5.00% 6/1/36	3,750,000	3,718,613
		41,584,269
Electric Revenue Bonds – 2.50%
Colorado Springs Utilities Revenue
Series A 5.00% 11/15/29	5,000,000	5,053,450
Puerto Rico Electric Power Authority
Revenue Series TT 5.00% 7/1/37	1,500,000	1,498,740
		6,552,190
Escrowed to Maturity Bonds – 2.27%
Colorado Health Facilities Authority
Revenue (Catholic Health
Initiatives) Series A 5.50% 3/1/32	5,000,000	5,278,700
Galleria Metropolitan District
7.25% 12/1/09	645,000	665,576
		5,944,276
Health Care Revenue Bonds – 14.20%
Colorado Health Facilities
Authority Revenue
•(Adventist Health Project)
Series D 5.25% 11/15/35	4,000,000	4,018,520
(Catholic Health Initiatives)
Series A 4.75% 9/1/40	3,000,000	2,818,650
(Christian Living Community
Project) Series A 5.75% 1/1/37	1,500,000	1,427,580
(Covenant Retirement
Communities) Series A
5.50% 12/1/33 (RADIAN)	5,000,000	5,035,750
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	1,849,000
Series A 5.25% 6/1/34	2,750,000	2,652,183
(Parkview Medical Center)
5.00% 9/1/25	1,000,000	990,640
(Porter Place) Series A
6.00% 1/20/36 (GNMA)	5,000,000	5,179,249
(Vail Valley Medical Center
Project) 5.80% 1/15/27	3,475,000	3,517,604
Delta County Memorial Hospital
District Enterprise Revenue
5.35% 9/1/17	4,000,000	4,045,760
Denver Health & Hospital Authority
Healthcare Revenue Series A
4.75% 12/1/36	2,500,000	2,127,550
Mesa County Residential Care
Facilities Mortgage Revenue
(Hilltop Community Resources)
Series A 5.375% 12/1/28
(RADIAN)	2,000,000	2,004,800
University of Colorado Hospital
Authority Revenue Series A
5.00% 11/15/37	1,690,000	1,567,238
		37,234,524
Housing Revenue Bonds – 1.45%
Colorado Housing & Finance
Authority Revenue (Multifamily
Housing Insured Mortgage)
Series A-3 6.25% 10/1/26 (FHA)	140,000	142,817
Series C-3 6.15% 10/1/41	1,590,000	1,631,181
Denver City & County Multifamily
Federal Housing Authority Revenue
(Insured Mortgage Loan - Garden
Court) 5.40% 7/1/39 (FHA)	2,000,000	2,022,580
		3,796,578
Lease Revenue Bonds – 4.63%
Colorado Educational & Cultural
National Conference of State
Legislatures Office Building
Facilities Authority Revenue
5.25% 6/1/21	2,000,000	2,032,460
Conejos & Alamosa Counties School
District #11J Certificates of
Participation 6.50% 4/1/11	820,000	820,763
Denver Convention Center Hotel
Authority Revenue Series A
5.00% 12/1/35 (XLCA)	3,000,000	3,031,680

	Principal
	Amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
El Paso County Certificates of
Participation (Detention Facilities
Project) Series B
5.00% 12/1/27 (AMBAC)	$1,500,000	$ 1,524,105
Fremont County Certificates of
Participation Refunding &
Improvement Series A
5.25% 12/15/24 (MBIA)	3,045,000	3,200,660
Puerto Rico Public Buildings
Authority Revenue (Guaranteed
Government Facilities)
Series I 5.25% 7/1/33	1,500,000	1,530,510
		12,140,178
Local General Obligation Bonds – 16.91%
Adams County School District #14
5.125% 12/1/31 (FSA)	1,500,000	1,558,215
Arapahoe County Water &
Wastewater Public Improvement
District Refunding Series A
5.125% 12/1/32 (MBIA)	4,500,000	4,575,195
Bowles Metropolitan District
5.00% 12/1/33 (FSA)	2,500,000	2,531,925
Denver West Metropolitan District
5.00% 12/1/33 (RADIAN)	4,000,000	3,687,080
Douglas County School District #1
Building (Douglas & Elbert
Counties) Series B
5.125% 12/15/25 (FSA)	2,000,000	2,055,280
Eagle Bend Metropolitan District #2
5.00% 12/1/35 (RADIAN)	3,000,000	2,794,020
El Paso County School District #2
(Harrison) 5.00% 12/1/27 (MBIA)	2,115,000	2,152,922
Garfield County School District #2
5.00% 12/1/25 (FSA)	3,280,000	3,389,610
La Plata County School District
#9-R (Durango)
5.125% 11/1/24 (MBIA)	1,000,000	1,033,270
Lincoln Park Metropolitan District
7.75% 12/1/26	2,500,000	2,654,550
Loveland Special Improvements
District #1 7.50% 7/1/29	5,540,000	6,125,523
Meridian Metropolitan District Series A
5.00% 12/1/31 (RADIAN)	7,000,000	6,507,199
North Range Metropolitan
District #1 4.50% 12/15/31 (ACA)	1,500,000	1,248,375
District #2 5.50% 12/15/37	1,200,000	1,049,688
Saddle Rock Colorado Metropolitan
District 5.35% 12/1/31 (RADIAN)	1,580,000	1,553,314
Sand Creek Metropolitan District
Refunding & Improvement
5.00% 12/1/31 (XLCA)	500,000	508,410
Vista Ridge Metropolitan District
Refunding & Improvement
(Limited Tax) Series A
5.125% 12/1/40 (RADIAN)	1,000,000	920,160
		44,344,736
§Pre-Refunded Bonds – 24.05%
Aurora Certificates of Participation
5.50% 12/1/30-10 (AMBAC)	8,000,000	8,442,959
Boulder County Hospital Revenue
(Development Longmont United
Hospital Project)
5.60% 12/1/27-07 (RADIAN)	1,250,000	1,266,050
6.00% 12/1/30-10 (RADIAN)	5,000,000	5,349,550
Burlingame Multifamily Housing
Revenue Series A
6.00% 11/1/29-09 (MBIA)	1,250,000	1,320,138
Colorado Educational & Cultural
Facilities Authority Revenue
(Core Knowledge Charter School
Project) 7.00% 11/1/29-09	1,000,000	1,066,640
(Littleton Academy Charter School
Project) 6.125% 1/15/31-12	2,000,000	2,190,220
(Pinnacle Charter School Project)
6.00% 12/1/21-11	1,750,000	1,905,033
(Stargate Charter School Project)
6.125% 5/1/33-13	2,000,000	2,230,080
(University of Denver Project)
5.375% 3/1/23-11 (AMBAC)	2,000,000	2,110,921
Series A 5.00% 3/1/27-12 (MBIA)	5,000,000	5,272,500
Colorado Springs Revenue
(Colorado College Project)
5.375% 6/1/32-09	2,570,000	2,667,043
Denver Health & Hospital Authority
Healthcare Revenue Series A
5.375% 12/1/28-08 (ACA)	2,770,000	2,850,912
E-470 Public Highway Authority
Revenue Series A
5.75% 9/1/35-10 (MBIA)	3,100,000	3,336,096
El Paso County Certificates of
Participation (Judicial Building
Project) Series A
5.00% 12/1/27-12 (AMBAC)	2,000,000	2,125,380
El Paso County School District #49
(Falcon) 5.50% 12/1/21-11 (FGIC)	3,580,000	3,834,681
Fremont County School
District #1 (Canon City)
5.00% 12/1/24-13 (MBIA)	1,735,000	1,851,245
Garfield Pitkin & Eagle County School
District #1 (Roaring Fork)
Series A 5.00% 12/15/27-14 (FSA)	1,500,000	1,612,095
North Range Metropolitan District #1
7.25% 12/15/31-11	3,390,000	3,794,664
Pueblo County Certificates of
Participation 6.50% 12/1/24-10	5,460,000	5,924,590
University of Colorado Hospital
Authority Revenue Series A
5.60% 11/15/31-11	3,650,000	3,902,179
		63,052,976
Special Tax Revenue Bonds – 3.03%
Baptist Road Rural Transportation
Authority Sales & Use Tax Revenue
5.00% 12/1/26	2,000,000	1,856,220

(continues)     31

Statements of net assets

Delaware Tax-Free Colorado Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Park Meadows Business Improvement
District Shared Sales Tax Revenue
5.30% 12/1/27	$ 950,000	$ 875,159
5.35% 12/1/31	720,000	653,285
Puerto Rico Commonwealth
Infrastructure Financing Authority
Revenue Series B 5.00% 7/1/46	1,200,000	1,180,908
South Suburban Park & Recreation
District (Golf Course & Ice Arena
Facility) 6.00% 11/1/15	2,330,000	2,355,886
Westminster Golf Course
5.55% 12/1/23 (RADIAN)	1,000,000	1,023,900
		7,945,358
State General Obligation Bonds – 3.66%
Puerto Rico Commonwealth
Series A 5.25% 7/1/30	2,000,000	2,045,960
Series B 5.00% 7/1/35	500,000	496,620
Puerto Rico Government
Development Bank (Senior Notes)
Series B 5.00% 12/1/14	1,000,000	1,051,860
Puerto Rico Commonwealth
Public Improvement Series A
5.25% 7/1/21	4,000,000	4,138,680
Virgin Islands Public Finance
Authority (Gross Receipts Taxes)
5.00% 10/1/31 (ACA)	2,000,000	1,861,000
		9,594,120
Transportation Revenue Bonds – 8.58%
Denver City & County Airport Revenue
Series A 5.00% 11/15/25 (FGIC)	2,000,000	2,051,040
Series B 5.00% 11/15/33 (XLCA)	4,000,000	4,051,840
Series E 5.25% 11/15/23 (MBIA)	5,000,000	5,062,550
Northwest Parkway Public Highway
Authority Revenue Series A
5.25% 6/15/41 (FSA)	11,100,000	11,319,225
		22,484,655
Water & Sewer Revenue Bonds – 1.17%
Ute Utility Water Conservancy District
Revenue 5.75% 6/15/20 (MBIA)	2,900,000	3,072,260
		3,072,260
Total Municipal Bonds
(cost $250,921,679)		257,746,120

	Number of
	Shares
Short-Term Investments – 0.74%
Money Market Instruments – 0.36%
Dreyfus Cash Management Fund	930,844	930,844
		930,844

	Principal
	Amount
•Variable Rate Demand Notes – 0.38%
Colorado Health Facilities Authority
Revenue (Sisters Charity Health
Systems) Series B 4.05% 12/1/38	$ 1,000,000	1,000,000
		1,000,000
Total Short-Term Investments
(cost $1,930,844)		1,930,844

Total Value of Securities – 99.05%
(cost $252,852,523)		259,676,964
Receivables and Other Assets
Net of Liabilities – 0.95%		2,495,841
Net Assets Applicable to 24,441,863
Shares Outstanding – 100.00%		$262,172,805

Net Asset Value – Delaware Tax-Free Colorado Fund
Class A ($246,695,068 / 23,001,202 Shares)		$10.73
Net Asset Value – Delaware Tax-Free Colorado Fund
Class B ($5,326,153 / 496,264 Shares)		$10.73
Net Asset Value – Delaware Tax-Free Colorado Fund
Class C ($10,151,584 / 944,397 Shares)		$10.75

Components of Net Assets at August 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$263,193,386
Distributions in excess of net investment income		(46)
Accumulated net realized loss on investments		(7,844,976)
Net unrealized appreciation of investments		6,824,441
Total net assets		$262,172,805

•	Variable rate security. The rate shown is the rate as of August 31, 2007.

§

Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to Financial Statements.”

Summary of Abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Colorado Fund
Net asset value Class A (A)	$10.73
Sales charge (4.50% of offering price) (B)	0.51
Offering price	$11.24

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

(continues)     33

Statements of net assets

Delaware Tax-Free Idaho Fund

August 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 95.66%
Corporate Revenue Bonds – 7.23%
Meridian Economic Industrial
Development Revenue (Hi-Micro
Project) 5.85% 8/15/11 (AMT)	$1,250,000	$ 1,251,525
Nez Perce County Pollution Control
Revenue (Potlatch Corporation
Project) 6.00% 10/1/24	2,535,000	2,553,024
Power County Pollution Control
Revenue (FMC Project)
5.625% 10/1/14	2,475,000	2,516,382
		6,320,931
Education Revenue Bonds – 15.76%
Boise City Independent School
District 5.00% 8/1/24 (FSA)	1,500,000	1,569,795
Boise State University Revenue
5.00% 4/1/17 (AMBAC)	500,000	527,545
5.00% 4/1/18 (FGIC)	1,500,000	1,572,030
5.375% 4/1/22 (FGIC)	15,000	15,766
Series A 4.25% 4/1/32 (MBIA)	2,250,000	2,046,735
Idaho State University Revenue
Refunding & Improvement
5.00% 4/1/20 (FSA)	1,130,000	1,172,036
5.00% 4/1/23 (FSA)	2,115,000	2,170,814
North Idaho College Dormitory
Housing Certificates of
Participation 6.45% 10/1/16	1,000,000	1,001,290
University of Idaho
(General Refunding) Series A
5.00% 4/1/21 (AMBAC)	1,150,000	1,196,679
(Student Fee Housing
Improvements Project)
5.25% 4/1/31 (FGIC)	2,195,000	2,262,605
University of Puerto Rico
Series Q 5.00% 6/1/36	250,000	247,908
		13,783,203
Escrow to Maturity Bonds – 2.10%
Puerto Rico Commonwealth
Infrastructure Financing
Authority Revenue Series A
5.375% 10/1/24	1,750,000	1,837,955
		1,837,955
Health Care Revenue Bonds – 4.07%
Idaho Health Facilities Authority
Hospital Revenue (Idaho Elks
Rehabilitation Hospital Project)
5.30% 7/15/18	625,000	626,688
5.45% 7/15/23	2,000,000	2,001,500
Idaho Health Facilities Authority
Revenue (Portneuf Medical Center
Project) Series A 5.00% 9/1/35
(RADIAN)	1,000,000	931,690
		3,559,878
Housing Revenue Bonds – 8.25%
Idaho Housing Agency Single Family
Mortgage Revenue
Series A 6.05% 7/1/13
(AMBAC) (FHA) (VA) (AMT)	40,000	40,676
Series A 6.10% 7/1/16
(FHA) (VA) (AMT)	50,000	50,871
Series A-1 6.85% 7/1/12 (AMT)	5,000	5,122
Series B 6.45% 7/1/15
(FHA) (VA) (AMT)	20,000	20,206
Series C-2 6.35% 7/1/15 (AMT)	20,000	20,019
Series E 6.35% 7/1/15
(FHA) (AMT)	50,000	50,049
Series E-1 6.60% 7/1/11	5,000	5,111
Series G-2 6.15% 7/1/15
(FHA) (VA) (AMT)	185,000	188,313
Series I 5.45% 1/1/39 (AMT)	1,000,000	1,009,590
Idaho Housing & Finance
Association Single Family
Mortgage Revenue
Series A Class III
4.875% 7/1/26 (AMT)	1,000,000	957,150
Series B Class I
5.00% 7/1/37 (AMT)	1,000,000	957,380
Series C Class III
5.35% 1/1/25 (AMT)	310,000	307,557
Series D Class III
5.45% 7/1/23 (AMT)	1,190,000	1,192,963
Series E Class III
4.875% 1/1/26 (AMT)	1,470,000	1,408,010
Series E Class III
5.00% 1/1/28 (AMT)	1,000,000	1,004,070
		7,217,087
Lease Revenue Bonds – 7.32%
Blaine School District #61
Certificate of Participation
5.00% 7/30/10 (AMBAC)	750,000	775,545
Boise City Certificate of
Participation 5.375% 9/1/20
(FGIC) (AMT)	2,100,000	2,158,443
Boise City Revenue Series A
5.375% 12/1/31 (MBIA)	500,000	522,220
Idaho State Building Authority Revenue
Series A 5.00% 9/1/21 (MBIA)	1,150,000	1,162,374
Series A 5.00% 9/1/43 (XLCA)	1,000,000	1,012,220
Series B 5.00% 9/1/21 (MBIA)	750,000	775,928
		6,406,730
Local General Obligation Bonds – 22.57%
Ada & Canyon Counties Joint School
District #2 Meridian (School Board
Guaranteed Program)
4.75% 2/15/20	1,000,000	1,027,460
5.00% 7/30/20	2,155,000	2,236,308
5.125% 7/30/19	1,005,000	1,052,918
5.50% 7/30/16	1,305,000	1,451,904

	Principal
	Amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Bannock County School District #025
(Pocatello Idaho School Board
Guaranteed Program)
5.00% 8/15/15	$1,040,000	$ 1,111,895
5.00% 8/15/16	1,100,000	1,170,521
Boise Urban Renewal Agency
Parking Revenue (Tax Increment)
Series A 6.125% 9/1/15	1,685,000	1,712,634
Series B 6.125% 9/1/15	1,380,000	1,402,632
Bonner County Local Improvement
District #93-1
6.50% 4/30/08	110,000	110,299
6.50% 4/30/10	60,000	60,153
Canyon County School
District #132 Caldwell
5.00% 7/30/15 (FGIC)	2,000,000	2,150,380
Coeur D’Alene Local Improvement
District #6
Series 1995 6.00% 7/1/09	85,000	85,484
Series 1996 6.05% 7/1/10	90,000	90,530
Series 1997 6.10% 7/1/12	40,000	40,238
Series 1998 6.10% 7/1/14	45,000	45,253
Lemhi County 5.20% 8/1/27 (FSA)	2,145,000	2,206,218
Nampa Idaho 5.00% 8/1/21 (FGIC)	2,475,000	2,577,985
Power & Cassia Counties Joint
School District #381
(American Falls) 5.00% 8/1/17	1,155,000	1,205,127
		19,737,939
§Pre-Refunded Bonds – 10.05%
Boise State University Revenue
Refunding & Improvement
5.125% 4/1/31-12 (FGIC)	1,000,000	1,060,620
5.375% 4/1/22-12 (FGIC)	985,000	1,055,014
Idaho Health Facilities Authority
Revenue (Bonner General
Hospital Project)
6.50% 10/1/28-07	1,500,000	1,533,090
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue
Series D 5.25% 7/1/38-12	1,000,000	1,067,750
Series G 5.00% 7/1/33-13	1,310,000	1,391,141
Puerto Rico Commonwealth Public
Improvement Revenue Series A
5.125% 7/1/31-11	1,010,000	1,063,348
Puerto Rico Electric Power
Authority Revenue
Series II 5.25% 7/1/31-12	1,000,000	1,079,350
Series NN 5.125% 7/1/29-13	500,000	535,830
		8,786,143
Special Tax Revenue Bonds – 8.73%
Idaho Board Bank Authority
Revenue Series B
4.125% 9/15/36 (MBIA)	755,000	670,840
5.00% 9/15/30 (MBIA)	725,000	749,759
Puerto Rico Sales Tax Financing
Series A 5.25% 8/1/57	2,000,000	2,048,840
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue
Series W 5.50% 7/1/15	175,000	188,626
Series Y 5.00% 7/1/36	2,000,000	2,151,339
Virgin Islands Public Finance
Authority Revenue
(Senior Lien-Matching Fund
Loan Note) Series A
5.25% 10/1/20	500,000	510,945
5.25% 10/1/21	500,000	509,150
5.25% 10/1/24	800,000	807,496
		7,636,995
State General Obligation Bonds – 3.87%
Puerto Rico Commonwealth
Public Improvement
(Unrefunded Balance)
Series A 5.125% 7/1/31	2,315,000	2,330,835
Puerto Rico Public Buildings
Authority Revenue (Guaranteed
Government Facility)
Series I 5.50% 7/1/23	1,000,000	1,056,690
		3,387,525
Transportation Revenue Bonds – 3.16%
Idaho Housing & Finance
Association Highway Trust
5.00% 7/15/24 (MBIA)	2,000,000	2,077,580
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue
Series G 5.00% 7/1/33	690,000	687,475
		2,765,055
Water & Sewer Revenue Bonds – 2.55%
Moscow Sewer Revenue
5.00% 11/1/22 (FSA)	2,175,000	2,232,572
		2,232,572
Total Municipal Bonds
(cost $82,622,157)		83,672,013

	Number of
	Shares
Short-Term Investments – 3.90%
Money Market Instruments – 1.04%
Dreyfus Cash Management Fund	915,414	915,414
		915,414

(continues)     35

Statements of net assets

Delaware Tax-Free Idaho Fund

	Principal
	Amount	Value
Short-Term Investments (continued)
•Variable Rate Demand Notes – 2.86%
Idaho Health Facilities Authority
Revenue (St. Luke’s Medical
Center Project)
3.98% 7/1/30 (FSA)	$2,500,000	$ 2,500,000
		2,500,000
Total Short-Term Investments
(cost $3,415,414)		3,415,414

Total Value of Securities – 99.56%
(cost $86,037,571)		87,087,427
Receivables and Other Assets
Net of Liabilities – 0.44%		381,202
Net Assets Applicable to 7,768,129
Shares Outstanding – 100.00%		$87,468,629

Net Asset Value – Delaware Tax-Free Idaho Fund
Class A ($69,931,197 / 6,209,342 Shares)		$11.26
Net Asset Value – Delaware Tax-Free Idaho Fund
Class B ($6,002,874 / 533,937 Shares)		$11.24
Net Asset Value – Delaware Tax-Free Idaho Fund
Class C ($11,534,558 / 1,024,850 Shares)		$11.25

Components of Net Assets at August 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$86,818,606
Distributions in excess of net investment income		(11,253)
Accumulated net realized loss on investments		(388,580)
Net unrealized appreciation of investments		1,049,856
Total net assets		$87,468,629

§

Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of August 31, 2007.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
FSA — Insured by Financial Security Assurance
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
VA — Insured by the Veterans Administration
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Idaho Fund
Net asset value Class A (A)	$11.26
Sales charge (4.50% of offering price) (B)	0.53
Offering price	$11.79

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of net assets

Delaware Tax-Free New York Fund

August 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 94.09%
Corporate Revenue Bonds – 7.69%
New York City Industrial
Development Agency Revenue
(Brooklyn Navy Yard Cogen
Partners) 5.75% 10/1/36 (AMT)	$450,000	$ 450,162
New York Energy Research &
Development Authority Pollution
Control Revenue
(Central Hudson Gas) Series A
5.45% 8/1/27 (AMBAC)	500,000	517,830
Suffolk County Industrial
Development Agency Revenue
(Keyspan-Port Jefferson Energy
Center) 5.25% 6/1/27 (AMT)	500,000	502,420
		1,470,412
Education Revenue Bonds – 16.74%
Albany Industrial Development
Agency Civic Facilities Revenue
(Albany Law School) Series A
5.00% 7/1/31	250,000	237,790
(Brighter Choice Charter School)
Series A 5.00% 4/1/37	250,000	223,963
Amherst Industrial Development
Agency Civic Facilities Revenue
(UBF Faculty Student Housing)
Series A 5.75% 8/1/30 (AMBAC)	200,000	213,044
Cattaraugus County Industrial
Development Agency Civic
Facilities Revenue
(St. Bonaventure University
Project) Series A 5.10% 5/1/31	250,000	233,855
Dutchess County Industrial
Development Agency (Marist
College) 5.00% 7/1/20	500,000	507,035
New York City Industrial
Development Agency Civic
Facilities Revenue
(Vaughn College Aeronautics)
Series B 5.25% 12/1/36	150,000	135,803
New York Dormitory Authority
Revenue
(Columbia University)
Series A 5.00% 7/1/23	500,000	513,704
(Pratt Institute) 6.00% 7/1/20
(RADIAN)	500,000	524,364
Series B 7.50% 5/15/11	155,000	168,987
¶Non-State Supported Debt
(University of Rochester) Series A
4.375% 7/1/20	250,000	206,575
Seneca County Industrial
Development Agency Civic
Facilities Revenue
(Chiropractic College)
5.00% 10/1/27	250,000	234,183
		3,199,303
Electric Revenue Bonds – 2.11%
Long Island Power Authority Electric
Systems Revenue Series B
5.00% 12/1/35	400,000	403,212
		403,212
Health Care Revenue Bonds – 11.01%
East Rochester Housing Authority
Revenue (Senior Living - Woodland
Village Project) 5.50% 8/1/33	200,000	187,422
New York Dormitory Authority Revenue
(Chapel Oaks) 5.45% 7/1/26
(LOC, Allied Irish Bank)	450,000	460,008
(Mental Health) Series D
5.90% 2/15/12	25,000	25,537
(Millard Fillmore Hospital)
5.375% 2/1/32 (AMBAC) (FHA)	450,000	459,473
(Winthrop South Nassau
Hospital) Series B 5.50% 7/1/23	500,000	505,044
Suffolk County Industrial
Development Agency
Continuing Care Retirement
Community Revenue
(Jeffersons Ferry Project)
5.00% 11/1/28	500,000	466,259
		2,103,743
Housing Revenue Bonds – 1.24%
New York City Housing
Development Multifamily
Housing Revenue Series G-1
4.875% 11/1/39 (AMT)	250,000	237,468
		237,468
Lease Revenue Bonds – 8.81%
Battery Park City Authority Revenue
Series A 5.00% 11/1/26	250,000	257,263
New York City Industrial
Development Agency Civic
Facility Revenue (American
National Red Cross Project)
5.00% 2/1/36 (AMBAC)	500,000	510,485
New York City Industrial
Development Agency Revenue
(Queens Baseball Stadium
Project - Pilot)
4.75% 1/1/42 (AMBAC)	200,000	194,218
(Yankee Stadium Project - Pilot)
4.75% 3/1/46 (MBIA)	200,000	192,616
Tobacco Settlement Financing
Revenue (Asset-Backed)
Series B-1C 5.50% 6/1/21	500,000	529,330
		1,683,912
Local General Obligation Bonds – 6.78%
New York City
Series C 5.375% 11/15/27	310,000	313,869
Series D 5.00% 11/1/34	500,000	505,305
Series J 5.25% 6/1/28	460,000	475,511
		1,294,685

(continues)     37

Statements of net assets

Delaware Tax-Free New York Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds – 20.64%
Albany Parking Authority Revenue
Series A 5.625% 7/15/25-11	$ 280,000	$ 303,036
Metropolitan Transportation
Authority Revenue (Dedicated Tax)
Series A 6.125% 4/1/17-10 (FGIC)	1,000,000	1,062,099
New York City
Series C 5.375% 11/15/27-07	140,000	141,844
Series J 5.25% 6/1/28-13	40,000	43,129
New York Dormitory Authority
Revenue (North Shore Long
Island Jewish Group Project)
5.50% 5/1/33-13	500,000	543,869
Series B 7.50% 5/15/11-09	130,000	139,918
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue Series Y
5.50% 7/1/36-16	475,000	528,490
Puerto Rico Electric Power
Authority Revenue
Series II 5.25% 7/1/31-12	500,000	539,674
Series NN 5.125% 7/1/29-13	600,000	642,997
		3,945,056
Special Tax Revenue Bonds – 7.21%
New York Sales Tax Asset
Receivables Series A
5.25% 10/15/27 (AMBAC)	500,000	525,250
Puerto Rico Sales Tax Financing
Revenue Series A 5.25% 8/1/57	325,000	332,937
Schenectady Metroplex
Development Authority Revenue
Series A 5.375% 12/15/21	500,000	519,755
		1,377,942
State General Obligation Bonds – 1.33%
Puerto Rico Commonwealth
Series B 5.25% 7/1/32	250,000	254,848
		254,848
Transportation Revenue Bonds – 6.53%
Albany Parking Authority Revenue
Series A 5.625% 7/15/25	220,000	229,390
New York City Industrial
Development Agency Special
Airport Facilities
(JFK Airis Project) Series A
5.50% 7/1/28 (AMT)	500,000	490,540
Onondaga County Industrial
Development Authority Revenue
(Subordinated Air Cargo Project)
7.25% 1/1/32 (AMT)	500,000	527,840
		1,247,770
Water & Sewer Revenue Bonds – 4.00%
New York City Municipal Finance
Authority Water & Sewer
System Revenue
Series A 5.125% 6/15/34	500,000	509,090
Series B 5.00% 6/15/36	250,000	254,880
		763,970
Total Municipal Bonds
(cost $17,597,145)		$17,982,321

Short-Term Investments – 4.18%
•Variable Rate Demand Notes – 4.18%
Dutchess County Industrial
Development Agency Civic
Facilities Revenue (Trinity - Pawling
School) 3.94% 2/1/18	200,000	200,000
New York City 3.94% 8/1/19	600,000	600,000
Total Short-Term Investments
(cost $800,000)		800,000

Total Value of Securities – 98.27%
(cost $18,397,145)		18,782,321
Receivables and Other Assets
Net of Liabilities – 1.73%		329,722
Net Assets Applicable to 1,856,346
Shares Outstanding – 100.00%		$19,112,043

Net Asset Value – Delaware Tax-Free New York Fund
Class A ($14,816,768 / 1,438,442 Shares)		$10.30
Net Asset Value – Delaware Tax-Free New York Fund
Class B ($2,164,014 / 210,533 Shares)		$10.28
Net Asset Value – Delaware Tax-Free New York Fund
Class C ($2,131,261 / 207,371 Shares)		$10.28

Components of Net Assets at August 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$18,892,950
Distributions in excess of net investment income		(655)
Accumulated net realized loss on investments		(165,428)
Net unrealized appreciation of investments		385,176
Total net assets		$19,112,043

¶	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

§

Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of August 31, 2007.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free New York Fund
Net asset value Class A (A)	$10.30
Sales charge (4.50% of offering price) (B)	0.49
Offering price	$10.79

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of operations

Year Ended August 31, 2007

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona	California	Colorado	Idaho	New York
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest	$ 7,375,739	$ 5,195,753	$ 14,148,357	$ 4,021,947	$ 926,074

Expenses:
Management fees	757,507	586,688	1,508,241	463,237	103,447
Distribution expenses – Class A	322,506	201,611	644,058	161,558	35,753
Distribution expenses – Class B	147,147	123,032	65,479	72,174	25,224
Distribution expenses – Class C	78,097	136,831	101,259	123,119	19,745
Dividend disbursing and transfer agent fees and expenses	69,042	43,911	139,540	45,969	14,629
Accounting and administration expenses	60,600	42,668	109,690	33,690	7,523
Trustees’ fees and benefits	27,034	18,459	48,427	14,694	3,270
Legal fees	25,948	19,726	39,705	14,621	3,460
Audit and tax	19,202	17,484	24,487	16,412	13,517
Reports and statements to shareholders	16,668	12,404	30,122	3,940	2,397
Registration fees	13,324	11,744	6,286	4,571	8,457
Custodian fees	7,025	5,386	16,243	7,163	2,311
Insurance fees	3,795	2,800	6,964	2,239	509
Pricing fees	3,308	3,402	3,632	2,706	2,081
Consulting fees	2,834	1,992	5,163	1,325	344
Trustees’ expenses	555	389	1,002	284	66
Dues and services	383	317	1,053	270	62
Taxes (other than taxes on income)	37	27	391	18	26
	1,555,012	1,228,871	2,751,742	967,990	242,821
Less expenses absorbed or waived	(233,342)	(84,269)	(49,923)	(97,940)	(58,612)
Less expense paid indirectly	(2,211)	(1,592)	(811)	(339)	(1,316)
Total operating expenses	1,319,459	1,143,010	2,701,008	869,711	182,893
Net Investment Income	6,056,280	4,052,743	11,447,349	3,152,236	743,181

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	490,852	(115,067)	1,009,130	16,031	62,452
Net change in unrealized appreciation/depreciation of investments	(4,262,046)	(3,513,338)	(8,914,311)	(1,398,888)	(521,401)
Net Realized and Unrealized Loss on Investments	(3,771,194)	(3,628,405)	(7,905,181)	(1,382,857)	(458,949)

Net Increase in Net Assets Resulting from Operations	$ 2,285,086	$ 424,338	$ 3,542,168	$ 1,769,379	$ 284,232

See accompanying notes

Statements of changes in net assets

	Delaware Tax-Free		Delaware Tax-Free
	Arizona Fund		California Fund

	Year Ended		Year Ended
	8/31/07	8/31/06	8/31/07	8/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,056,280	$6,300,495	$4,052,743	$3,593,780
Net realized gain (loss) on investments	490,852	43,501	(115,067)	54,668
Net change in unrealized appreciation/depreciation of investments	(4,262,046)	(2,942,259)	(3,513,338)	(645,995)
Net increase in net assets resulting from operations	2,285,086	3,401,737	424,338	3,002,453

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(5,301,244)	(5,426,852)	(3,215,450)	(2,700,721)
Class B	(493,503)	(591,776)	(394,961)	(520,644)
Class C	(261,558)	(281,867)	(442,332)	(372,415)
	(6,056,305)	(6,300,495)	(4,052,743)	(3,593,780)

Capital Share Transactions:
Proceeds from shares sold:
Class A	14,817,310	10,957,142	22,710,407	24,239,523
Class B	42,624	142,404	156,402	930,739
Class C	1,326,619	1,220,741	3,562,422	4,270,651

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,683,432	2,827,580	1,801,612	1,330,584
Class B	254,872	284,984	248,614	319,486
Class C	151,832	181,106	301,848	245,798
	19,276,689	15,613,957	28,781,305	31,336,781
Cost of shares repurchased:
Class A	(20,096,086)	(14,796,665)	(21,163,745)	(9,948,784)
Class B	(3,954,487)	(2,670,968)	(5,609,946)	(4,420,476)
Class C	(1,800,542)	(1,720,211)	(2,686,047)	(1,449,969)
	(25,851,115)	(19,187,844)	(29,459,738)	(15,819,229)
Increase (decrease) in net assets derived from capital share transactions	(6,574,426)	(3,573,887)	(678,433)	15,517,552
Net Increase (Decrease) in Net Assets	(10,345,645)	(6,472,645)	(4,306,838)	14,926,225

Net Assets:
Beginning of year	155,997,847	162,470,492	103,680,629	88,754,404
End of year[1]	$145,652,202	$155,997,847	$99,373,791	$103,680,629

[1] Including undistributed (distributions in excess of) net investment income	$(25)	$—	$1,300	$1,300

See accompanying notes

(continues)     41

Statements of changes in net assets

	Delaware Tax-Free		Delaware Tax-Free
	Colorado Fund		Idaho Fund

	Year Ended		Year Ended
	8/31/07	8/31/06	8/31/07	8/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,447,349	$12,314,501	$3,152,236	$3,239,586
Net realized gain (loss) on investments	1,009,130	450,227	16,031	(101,210)
Net change in unrealized appreciation/depreciation of investments	(8,914,311)	(4,436,948)	(1,398,888)	(1,375,994)
Net increase in net assets resulting from operations	3,542,168	8,327,780	1,769,379	1,762,382

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(10,862,047)	(11,609,299)	(2,530,731)	(2,474,619)
Class B	(226,901)	(336,062)	(228,879)	(299,166)
Class C	(350,030)	(361,239)	(389,967)	(463,351)
	(11,438,978)	(12,306,600)	(3,149,577)	(3,237,136)

Capital Share Transactions:
Proceeds from shares sold:
Class A	12,562,366	13,799,363	14,990,872	10,429,777
Class B	21,748	33,782	572,489	124,022
Class C	1,895,269	2,039,444	887,588	1,701,162

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	6,872,419	7,376,964	1,630,892	1,606,348
Class B	123,164	204,522	138,424	185,231
Class C	249,264	246,055	241,640	289,646
	21,724,230	23,700,130	18,461,905	14,336,186
Cost of shares repurchased:
Class A	(24,077,528)	(28,843,934)	(8,413,693)	(8,767,129)
Class B	(2,883,605)	(2,239,852)	(2,488,934)	(3,139,497)
Class C	(1,658,066)	(1,361,492)	(2,840,485)	(3,967,817)
	(28,619,199)	(32,445,278)	(13,743,112)	(15,874,443)
Increase (decrease) in net assets derived from capital share transactions	(6,894,969)	(8,745,148)	4,718,793	(1,538,257)
Net Increase (Decrease) in Net Assets	(14,791,779)	(12,723,968)	3,338,595	(3,013,011)

Net Assets:
Beginning of year	276,964,584	289,688,552	84,130,034	87,143,045
End of year[1]	$262,172,805	$276,964,584	$87,468,629	$84,130,034

[1] Including distributions in excess of net investment income	$(46)	$—	$(11,253)	$(11,301)

See accompanying notes

	Delaware Tax-Free
	New York Fund

	Year Ended
	8/31/07	8/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$743,181	$722,866
Net realized gain (loss) on investments	62,452	(4,673)
Net change in unrealized appreciation/depreciation of investments	(521,401)	(211,649)
Net increase in net assets resulting from operations	284,232	506,544

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(590,536)	(574,553)
Class B	(85,737)	(100,697)
Class C	(66,908)	(47,616)
	(743,181)	(722,866)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,521,809	2,071,330
Class B	33,616	333,088
Class C	494,335	1,263,939

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	415,794	402,764
Class B	35,753	42,018
Class C	26,806	39,921
	3,528,113	4,153,060
Cost of shares repurchased:
Class A	(1,282,643)	(1,930,227)
Class B	(712,045)	(500,844)
Class C	(407,314)	(122,713)
	(2,402,002)	(2,553,784)
Increase in net assets derived from capital share transactions	1,126,111	1,599,276
Net Increase in Net Assets	667,162	1,382,954

Net Assets:
Beginning of year	18,444,881	17,061,927
End of year[1]	$19,112,043	$18,444,881

[1] Including distributions in excess of net investment income	$(655)	$(655)

See accompanying notes

Financial highlights

Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.350	$11.560	$11.410	$11.160	$11.530

Income (loss) from investment operations:
Net investment income	0.465	0.467	0.468	0.469	0.502
Net realized and unrealized gain (loss) on investments	(0.280)	(0.210)	0.174	0.308	(0.253)
Total from investment operations	0.185	0.257	0.642	0.777	0.249

Less dividends and distributions from:
Net investment income	(0.465)	(0.467)	(0.468)	(0.469)	(0.502)
Net realized gain on investments	—	—	(0.024)	(0.058)	(0.117)
Total dividends and distributions	(0.465)	(0.467)	(0.492)	(0.527)	(0.619)

Net asset value, end of period	$11.070	$11.350	$11.560	$11.410	$11.160

Total return[1]	1.63%	2.31%	5.74%	7.09%	2.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$125,636	$131,468	$134,874	$122,436	$129,683
Ratio of expenses to average net assets	0.76%	0.76%	0.80%	0.90%	0.86%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.91%	0.91%	0.91%	0.90%	0.91%
Ratio of net investment income to average net assets	4.11%	4.12%	4.07%	4.14%	4.37%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.96%	3.97%	3.96%	4.14%	4.32%
Portfolio turnover	9%	8%	3%	19%	29%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Arizona Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.360	$11.570	$11.420	$11.170	$11.540

Income (loss) from investment operations:
Net investment income	0.380	0.382	0.382	0.384	0.416
Net realized and unrealized gain (loss) on investments	(0.290)	(0.210)	0.174	0.308	(0.253)
Total from investment operations	0.090	0.172	0.556	0.692	0.163

Less dividends and distributions from:
Net investment income	(0.380)	(0.382)	(0.382)	(0.384)	(0.416)
Net realized gain on investments	—	—	(0.024)	(0.058)	(0.117)
Total dividends and distributions	(0.380)	(0.382)	(0.406)	(0.442)	(0.533)

Net asset value, end of period	$11.070	$11.360	$11.570	$11.420	$11.170

Total return[1]	0.78%	1.54%	4.95%	6.28%	1.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,407	$16,413	$19,005	$13,355	$14,666
Ratio of expenses to average net assets	1.51%	1.51%	1.55%	1.65%	1.61%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.66%	1.66%	1.66%	1.65%	1.66%
Ratio of net investment income to average net assets	3.36%	3.37%	3.32%	3.39%	3.62%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.21%	3.22%	3.21%	3.39%	3.57%
Portfolio turnover	9%	8%	3%	19%	29%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     45

Financial highlights

Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.380	$11.580	$11.430	$11.180	$11.550

Income (loss) from investment operations:
Net investment income	0.380	0.381	0.382	0.384	0.415
Net realized and unrealized gain (loss) on investments	(0.290)	(0.200)	0.174	0.308	(0.253)
Total from investment operations	0.090	0.181	0.556	0.692	0.162

Less dividends and distributions from:
Net investment income	(0.380)	(0.381)	(0.382)	(0.384)	(0.415)
Net realized gain on investments	—	—	(0.024)	(0.058)	(0.117)
Total dividends and distributions	(0.380)	(0.381)	(0.406)	(0.442)	(0.532)

Net asset value, end of period	$11.090	$11.380	$11.580	$11.430	$11.180

Total return[1]	0.77%	1.63%	4.94%	6.27%	1.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,609	$8,117	$8,591	$6,651	$8,544
Ratio of expenses to average net assets	1.51%	1.51%	1.55%	1.65%	1.61%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.66%	1.66%	1.66%	1.65%	1.66%
Ratio of net investment income to average net assets	3.36%	3.37%	3.32%	3.39%	3.62%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.21%	3.22%	3.21%	3.39%	3.57%
Portfolio turnover	9%	8%	3%	19%	29%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.400	$11.490	$11.110	$10.750	$11.010

Income (loss) from investment operations:
Net investment income	0.454	0.450	0.462	0.518	0.537
Net realized and unrealized gain (loss) on investments	(0.390)	(0.090)	0.380	0.360	(0.260)
Total from investment operations	0.064	0.360	0.842	0.878	0.277

Less dividends and distributions from:
Net investment income	(0.454)	(0.450)	(0.462)	(0.518)	(0.537)
Total dividends and distributions	(0.454)	(0.450)	(0.462)	(0.518)	(0.537)

Net asset value, end of period	$11.010	$11.400	$11.490	$11.110	$10.750

Total return[1]	0.51%	3.24%	7.72%	8.34%	2.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$76,537	$75,995	$60,744	$24,797	$22,169
Ratio of expenses to average net assets	0.89%	0.88%	0.84%	0.50%	0.50%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.97%	0.97%	1.06%	0.96%	0.93%
Ratio of net investment income to average net assets	3.98%	3.97%	4.03%	4.72%	4.84%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.90%	3.88%	3.81%	4.26%	4.41%
Portfolio turnover	21%	14%	11%	48%	56%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     47

Financial highlights

Delaware Tax-Free California Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.440	$11.530	$11.160	$10.790	$11.050

Income (loss) from investment operations:
Net investment income	0.368	0.365	0.377	0.436	0.453
Net realized and unrealized gain (loss) on investments	(0.380)	(0.090)	0.370	0.370	(0.260)
Total from investment operations	(0.012)	0.275	0.747	0.806	0.193

Less dividends and distributions from:
Net investment income	(0.368)	(0.365)	(0.377)	(0.436)	(0.453)
Total dividends and distributions	(0.368)	(0.365)	(0.377)	(0.436)	(0.453)

Net asset value, end of period	$11.060	$11.440	$11.530	$11.160	$10.790

Total return[1]	(0.15% )	2.46%	6.80%	7.60%	1.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,384	$14,918	$18,254	$14,530	$16,165
Ratio of expenses to average net assets	1.64%	1.63%	1.59%	1.25%	1.25%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.72%	1.72%	1.81%	1.71%	1.68%
Ratio of net investment income to average net assets	3.23%	3.22%	3.28%	3.97%	4.09%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.15%	3.13%	3.06%	3.51%	3.66%
Portfolio turnover	21%	14%	11%	48%	56%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.420	$11.500	$11.130	$10.760	$11.020

Income (loss) from investment operations:
Net investment income	0.368	0.365	0.377	0.436	0.454
Net realized and unrealized gain (loss) on investments	(0.390)	(0.080)	0.370	0.370	(0.260)
Total from investment operations	(0.022)	0.285	0.747	0.806	0.194

Less dividends and distributions from:
Net investment income	(0.368)	(0.365)	(0.377)	(0.436)	(0.454)
Total dividends and distributions	(0.368)	(0.365)	(0.377)	(0.436)	(0.454)

Net asset value, end of period	$11.030	$11.420	$11.500	$11.130	$10.760

Total return[1]	(0.24% )	2.56%	6.81%	7.62%	1.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,453	$12,768	$9,756	$5,595	$7,013
Ratio of expenses to average net assets	1.64%	1.63%	1.59%	1.25%	1.25%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.72%	1.72%	1.81%	1.71%	1.68%
Ratio of net investment income to average net assets	3.23%	3.22%	3.28%	3.97%	4.09%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.15%	3.13%	3.06%	3.51%	3.66%
Portfolio turnover	21%	14%	11%	48%	56%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     49

Financial highlights

Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.040	$11.200	$11.070	$10.830	$11.080

Income (loss) from investment operations:
Net investment income	0.464	0.488	0.495	0.510	0.527
Net realized and unrealized gain (loss) on investments	(0.310)	(0.160)	0.130	0.240	(0.250)
Total from investment operations	0.154	0.328	0.625	0.750	0.277

Less dividends and distributions from:
Net investment income	(0.464)	(0.488)	(0.495)	(0.510)	(0.527)
Total dividends and distributions	(0.464)	(0.488)	(0.495)	(0.510)	(0.527)

Net asset value, end of period	$10.730	$11.040	$11.200	$11.070	$10.830

Total return[1]	1.38%	3.03%	5.78%	7.04%	2.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$246,695	$258,773	$270,149	$276,534	$299,528
Ratio of expenses to average net assets	0.94%	0.93%	0.94%	0.95%	0.99%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.96%	0.94%	0.94%	0.95%	0.99%
Ratio of net investment income to average net assets	4.22%	4.43%	4.46%	4.63%	4.76%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.20%	4.42%	4.46%	4.63%	4.76%
Portfolio turnover	12%	8%	8%	13%	30%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Colorado Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.050	$11.200	$11.080	$10.830	$11.090

Income (loss) from investment operations:
Net investment income	0.382	0.405	0.412	0.427	0.444
Net realized and unrealized gain (loss) on investments	(0.320)	(0.150)	0.120	0.250	(0.260)
Total from investment operations	0.062	0.255	0.532	0.677	0.184

Less dividends and distributions from:
Net investment income	(0.382)	(0.405)	(0.412)	(0.427)	(0.444)
Total dividends and distributions	(0.382)	(0.405)	(0.412)	(0.427)	(0.444)

Net asset value, end of period	$10.730	$11.050	$11.200	$11.080	$10.830

Total return[1]	0.53%	2.35%	4.89%	6.34%	1.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,326	$8,221	$10,370	$12,411	$13,108
Ratio of expenses to average net assets	1.69%	1.68%	1.69%	1.70%	1.74%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.71%	1.69%	1.69%	1.70%	1.74%
Ratio of net investment income to average net assets	3.47%	3.68%	3.71%	3.88%	4.01%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.45%	3.67%	3.71%	3.88%	4.01%
Portfolio turnover	12%	8%	8%	13%	30%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     51

Financial highlights

Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.070	$11.220	$11.090	$10.850	$11.100

Income (loss) from investment operations:
Net investment income	0.382	0.405	0.413	0.427	0.444
Net realized and unrealized gain (loss) on investments	(0.320)	(0.150)	0.130	0.240	(0.250)
Total from investment operations	0.062	0.255	0.543	0.667	0.194

Less dividends and distributions from:
Net investment income	(0.382)	(0.405)	(0.413)	(0.427)	(0.444)
Total dividends and distributions	(0.382)	(0.405)	(0.413)	(0.427)	(0.444)

Net asset value, end of period	$10.750	$11.070	$11.220	$11.090	$10.850

Total return[1]	0.53%	2.34%	4.99%	6.23%	1.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,152	$9,971	$9,170	$9,579	$8,606
Ratio of expenses to average net assets	1.69%	1.68%	1.69%	1.70%	1.74%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.71%	1.69%	1.69%	1.70%	1.74%
Ratio of net investment income to average net assets	3.47%	3.68%	3.71%	3.88%	4.01%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.45%	3.67%	3.71%	3.88%	4.01%
Portfolio turnover	12%	8%	8%	13%	30%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.450	$11.630	$11.490	$11.140	$11.320

Income (loss) from investment operations:
Net investment income	0.448	0.449	0.452	0.478	0.497
Net realized and unrealized gain (loss) on investments	(0.190)	(0.180)	0.140	0.353	(0.181)
Total from investment operations	0.258	0.269	0.592	0.831	0.316

Less dividends and distributions from:
Net investment income	(0.448)	(0.449)	(0.452)	(0.481)	(0.496)
Total dividends and distributions	(0.448)	(0.449)	(0.452)	(0.481)	(0.496)

Net asset value, end of period	$11.260	$11.450	$11.630	$11.490	$11.140

Total return[1]	2.27%	2.40%	5.25%	7.58%	2.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$69,931	$62,808	$60,554	$55,572	$51,682
Ratio of expenses to average net assets	0.86%	0.85%	0.87%	0.97%	0.93%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.98%	0.98%	0.98%	0.97%	1.00%
Ratio of net investment income to average net assets	3.92%	3.95%	3.92%	4.21%	4.36%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.80%	3.82%	3.81%	4.21%	4.29%
Portfolio turnover	8%	15%	27%	13%	18%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     53

Financial highlights

Delaware Tax-Free Idaho Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.430	$11.610	$11.480	$11.130	$11.310

Income (loss) from investment operations:
Net investment income	0.363	0.364	0.366	0.393	0.412
Net realized and unrealized gain (loss) on investments	(0.190)	(0.180)	0.130	0.353	(0.181)
Total from investment operations	0.173	0.184	0.496	0.746	0.231

Less dividends and distributions from:
Net investment income	(0.363)	(0.364)	(0.366)	(0.396)	(0.411)
Total dividends and distributions	(0.363)	(0.364)	(0.366)	(0.396)	(0.411)

Net asset value, end of period	$11.240	$11.430	$11.610	$11.480	$11.130

Total return[1]	1.51%	1.64%	4.39%	6.79%	2.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,003	$7,892	$10,911	$13,044	$16,801
Ratio of expenses to average net assets	1.61%	1.60%	1.62%	1.72%	1.68%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.73%	1.73%	1.73%	1.72%	1.75%
Ratio of net investment income to average net assets	3.17%	3.20%	3.17%	3.46%	3.61%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.05%	3.07%	3.06%	3.46%	3.54%
Portfolio turnover	8%	15%	27%	13%	18%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.440	$11.630	$11.490	$11.130	$11.310

Income (loss) from investment operations:
Net investment income	0.363	0.364	0.366	0.393	0.413
Net realized and unrealized gain (loss) on investments	(0.190)	(0.190)	0.140	0.362	(0.181)
Total from investment operations	0.173	0.174	0.506	0.755	0.232

Less dividends and distributions from:
Net investment income	(0.363)	(0.364)	(0.366)	(0.395)	(0.412)
Total dividends and distributions	(0.363)	(0.364)	(0.366)	(0.395)	(0.412)

Net asset value, end of period	$11.250	$11.440	$11.630	$11.490	$11.130

Total return[1]	1.51%	1.56%	4.47%	6.87%	2.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,535	$13,430	$15,678	$15,041	$16,296
Ratio of expenses to average net assets	1.61%	1.60%	1.62%	1.72%	1.68%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.73%	1.73%	1.73%	1.72%	1.75%
Ratio of net investment income to average net assets	3.17%	3.20%	3.17%	3.46%	3.61%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.05%	3.07%	3.06%	3.46%	3.54%
Portfolio turnover	8%	15%	27%	13%	18%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     55

Financial highlights

Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$10.550	$10.700	$10.470	$10.220	$10.340

Income (loss) from investment operations:
Net investment income	0.435	0.449	0.453	0.479	0.484
Net realized and unrealized gain (loss) on investments	(0.250)	(0.150)	0.230	0.250	(0.120)
Total from investment operations	0.185	0.299	0.683	0.729	0.364

Less dividends and distributions from:
Net investment income	(0.435)	(0.449)	(0.453)	(0.479)	(0.484)
Total dividends and distributions	(0.435)	(0.449)	(0.453)	(0.479)	(0.484)

Net asset value, end of period	$10.300	$10.550	$10.700	$10.470	$10.220

Total return[1]	1.75%	2.90%	6.65%	7.26%	3.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,817	$13,519	$13,153	$11,523	$11,436
Ratio of expenses to average net assets	0.79%	0.65%	0.66%	0.50%	0.50% [2]
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.10%	1.09%	1.12%	1.02%	1.05%
Ratio of net investment income to average net assets	4.13%	4.28%	4.29%	4.60%	4.65%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.82%	3.84%	3.83%	4.08%	4.10%
Portfolio turnover	14%	20%	13%	26%	64%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
[2] Ratio for the year ended August 31, 2003, including fees paid indirectly in accordance with the Securities and Exchange Commission rules was 0.51%.

See accompanying notes

Delaware Tax-Free New York Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$10.530	$10.670	$10.450	$10.200	$10.330

Income (loss) from investment operations:
Net investment income	0.357	0.370	0.374	0.401	0.406
Net realized and unrealized gain (loss) on investments	(0.250)	(0.140)	0.220	0.250	(0.130)
Total from investment operations	0.107	0.230	0.594	0.651	0.276

Less dividends and distributions from:
Net investment income	(0.357)	(0.370)	(0.374)	(0.401)	(0.406)
Total dividends and distributions	(0.357)	(0.370)	(0.374)	(0.401)	(0.406)

Net asset value, end of period	$10.280	$10.530	$10.670	$10.450	$10.200

Total return[1]	0.99%	2.23%	5.77%	6.47%	2.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,164	$2,858	$3,023	$2,858	$3,238
Ratio of expenses to average net assets	1.54%	1.40%	1.41%	1.25%	1.25% [2]
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.85%	1.84%	1.87%	1.77%	1.80%
Ratio of net investment income to average net assets	3.38%	3.53%	3.54%	3.85%	3.90%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.07%	3.09%	3.08%	3.33%	3.35%
Portfolio turnover	14%	20%	13%	26%	64%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
[2] Ratio for the year ended August 31, 2003, including fees paid indirectly in accordance with the Securities and Exchange Commission rules was 1.26%.

See accompanying notes

(continues)     57

Financial highlights

Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$10.530	$10.670	$10.450	$10.200	$10.320

Income (loss) from investment operations:
Net investment income	0.357	0.370	0.376	0.401	0.406
Net realized and unrealized gain (loss) on investments	(0.250)	(0.140)	0.220	0.250	(0.120)
Total from investment operations	0.107	0.230	0.596	0.651	0.286

Less dividends and distributions from:
Net investment income	(0.357)	(0.370)	(0.376)	(0.401)	(0.406)
Total dividends and distributions	(0.357)	(0.370)	(0.376)	(0.401)	(0.406)

Net asset value, end of period	$10.280	$10.530	$10.670	$10.450	$10.200

Total return[1]	0.99%	2.23%	5.80%	6.47%	2.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,131	$2,068	$886	$2,329	$2,828
Ratio of expenses to average net assets	1.54%	1.40%	1.41%	1.25%	1.25% [2]
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.85%	1.84%	1.87%	1.77%	1.80%
Ratio of net investment income to average net assets	3.38%	3.53%	3.54%	3.85%	3.90%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.07%	3.09%	3.08%	3.33%	3.35%
Portfolio turnover	14%	20%	13%	26%	64%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
[2] Ratio for the year ended August 31, 2003, including fees paid indirectly in accordance with the Securities and Exchange Commission rules was 1.26%.

See accompanying notes

Notes to financial statements

Delaware Multi-state Funds

August 31, 2007

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund (formerly, Delaware Tax-Free Arizona Insured Fund). Voyageur Mutual Funds, Voyageur Mutual Funds II, and Voyageur Insured Funds are individually referred to as a Trust and collectively as Trusts. These financial statements and related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund (each referred to as a Fund or collectively as Funds). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a CDSC that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Effective at the close of business on May 31, 2007, the Funds no longer accept new purchases of Class B shares other than dividend reinvestments and certain permitted exchanges.

The investment objective of the Funds is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in the Funds’ net asset value calculations as late as the Funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semiannual report on February 29, 2008. Although the Funds’ tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Funds’ financial statements.

Class Accounting — Investment income and common expenses are allocated to the classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(continues)     59

Notes to financial statements

Delaware Multi-state Funds

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, inverse floater expenses, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations, do not exceed specified percentages of average daily net assets as shown below:

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Operating expense limitation as
a percentage of average
daily net assets (per annum)	0.50%	0.63%	0.68%	0.60%	0.40%
Expiration date	12/30/06	12/30/06	12/30/06	12/30/06	12/30/06

Effective December 31, 2006
operating expense limitation as
a percentage of average
daily net assets (per annum)	0.50%	0.63%	0.68%	0.60%	0.60%
Expiration date	12/31/07	12/31/07	12/31/07	12/31/07	12/31/07

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of each Fund’s average daily net assets for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At August 31, 2007, each Fund had liabilities payable to affiliates as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Investment management
fee payable to DMC	$51,628	$50,197	$120,716	$30,711	$2,153
Dividend disbursing, transfer
agent, accounting and
administration fee and other
expenses payable to DSC	10,309	7,066	20,289	6,598	1,865
Distribution fee payable to DDLP	43,809	35,951	65,881	29,583	6,736
Other expenses payable to
DMC and affiliates*	5,874	6,868	12,086	5,306	1,391

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended August 31, 2007, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$7,204	$5,085	$13,038	$4,009	$897

For the year ended August 31, 2007, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$20,029	$17,559	$26,578	$25,923	$7,927

For the year ended August 31, 2007, DDLP received CDSC commissions on redemptions of each Fund’s Class A, Class B, and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Class A	$ 47	$45,723	$ —	$ —	$ —
Class B	19,365	22,736	3,964	11,042	2,143
Class C	398	103	657	53	87

Trustees’ fees and benefits include expenses accrued by the Funds for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Funds unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent Trustees so entitled. The retirement benefit payouts were as follows:

Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$19,419	$13,082	$34,628	$10,469	$2,324

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

(continues)     61

Notes to financial statements

Delaware Multi-state Funds

3. Investments

For the year ended August 31, 2007, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Purchases	$14,077,674	$21,510,898	$33,543,549	$8,838,905	$2,677,240
Sales	20,054,737	21,960,398	41,565,536	6,944,611	2,549,358

At August 31, 2007, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Cost of investments	$140,405,448	$96,034,911	$252,820,346	$86,022,243	$18,397,145
Aggregate unrealized appreciation	$4,556,994	$2,695,223	$10,450,826	$1,770,338	$582,467
Aggregate unrealized depreciation	(1,240,980)	(1,679,407)	(3,594,208)	(705,154)	(197,291)
Net unrealized appreciation	$3,316,014	$1,015,816	$6,856,618	$1,065,184	$385,176

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2007 and 2006 was as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Year Ended 8/31/07
Tax-exempt income	$6,056,305	$4,052,743	$11,438,978	$3,149,577	$743,181

Year Ended 8/31/06
Tax-exempt income	$6,300,495	$3,593,780	$12,306,600	$3,237,136	$722,866

5. Components of Net Assets on a Tax Basis

As of August 31, 2007, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Shares of beneficial interest	$144,591,326	$99,223,949	$263,193,386	$86,818,606	$18,892,950
Distributions payable	(146,913)	(98,972)	(276,001)	(81,529)	(18,729)
Undistributed tax-exempt income	146,888	100,272	275,955	70,276	18,074
Post-October losses	—	(198,994)	—	(5,171)	—
Capital loss carryforwards	(2,255,113)*	(668,280)	(7,877,153)	(398,737)	(165,428)
Unrealized appreciation of
investments	3,316,014	1,015,816	6,856,618	1,065,184	385,176
Net assets	$145,652,202	$99,373,791	$262,172,805	$87,468,629	$19,112,043

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to a Fund merger in 2005.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through August 31, 2007 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2007, the Funds recorded the following reclassifications:

	Delaware Tax-Free	Delaware Tax-Free
	Colorado Fund	Idaho Fund
Distributions in excess of net investment income	$(8,417)	$(2,611)
Accumulated net realized gain (loss)	8,417	2,611

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at August 31, 2007 will expire as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
Year of Expiration	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
2008	$494,969	$—	$—	$—	$—
2009	—	662,241	1,044,895	151,477	165,428
2010	—	—	—	166,949	—
2011	78,759	6,039	—	—	—
2012	1,681,385	—	4,571,043	—	—
2013	—	—	57,695	—	—
2014	—	—	2,203,520	23,435	—
2015	—	—	—	56,876	—
Total	$2,255,113	$668,280	$7,877,153	398,737	165,428

For the year ended August 31, 2007, the Funds utilized capital loss carryforwards as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund	New York Fund
Capital loss carryforward utilized	$490,852	$83,927	$1,009,130	$50,932

(continues)     63

Notes to financial statements

Delaware Multi-state Funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free		Delaware Tax-Free		Delaware Tax-Free
	Arizona Fund		California Fund		Colorado Fund
	Year Ended		Year Ended		Year Ended
	8/31/07	8/31/06	8/31/07	8/31/06	8/31/07	8/31/06
Shares sold:
Class A	1,310,222	971,193	1,994,358	2,142,834	1,137,342	1,253,924
Class B	3,752	12,623	13,600	81,632	1,966	3,073
Class C	117,465	107,731	311,172	376,829	171,332	184,841

Shares issued upon reinvestment of dividends and distributions:
Class A	237,386	249,650	158,530	117,718	624,637	669,689
Class B	22,522	25,147	21,767	28,142	11,169	18,549
Class C	13,407	15,949	26,532	21,715	22,616	22,293
	1,704,754	1,382,293	2,525,959	2,768,870	1,969,062	2,152,369

Shares repurchased:
Class A	(1,775,471)	(1,309,086)	(1,870,154)	(881,647)	(2,190,306)	(2,621,749)
Class B	(350,624)	(236,154)	(490,356)	(389,023)	(260,676)	(203,332)
Class C	(158,370)	(151,943)	(236,524)	(128,171)	(150,438)	(123,594)
	(2,284,465)	(1,697,183)	(2,597,034)	(1,398,841)	(2,601,420)	(2,948,675)
Net increase (decrease)	(579,711)	(314,890)	(71,075)	1,370,029	(632,358)	(796,306)

	Delaware Tax-Free		Delaware Tax-Free
	Idaho Fund		New York Fund
	Year Ended		Year Ended
	8/31/07	8/31/06	8/31/07	8/31/06
Shares sold:
Class A	1,316,463	909,746	239,258	197,010
Class B	49,968	10,946	3,253	31,881
Class C	78,260	148,802	47,036	121,329

Shares issued upon reinvestment of dividends and distributions:
Class A	142,848	140,782	39,485	38,341
Class B	12,137	16,261	3,399	4,007
Class C	21,162	25,408	2,551	3,813
	1,620,838	1,251,945	334,982	396,381

Shares repurchased:
Class A	(736,545)	(770,258)	(121,595)	(183,809)
Class B	(218,716)	(276,018)	(67,503)	(47,738)
Class C	(248,413)	(348,933)	(38,590)	(11,772)
	(1,203,674)	(1,395,209)	(227,688)	(243,319)
Net increase (decrease)	417,164	(143,264)	107,294	153,062

6. Capital Shares (continued)

For the years ended August 31, 2007 and 2006, the following shares and value were converted from Class B to Class A shares. The amounts are included in Class B redemptions and Class A subscriptions in the tables on the previous page and the Statements of changes in net assets.

	Year Ended			Year Ended
	8/31/07			8/31/06
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Tax-Free Arizona Fund	90,057	90,103	$1,014,108	71,582	71,646	$ 812,252
Delaware Tax-Free California Fund	190,729	191,399	2,178,747	166,547	167,211	1,896,023
Delaware Tax-Free Colorado Fund	100,172	100,189	1,109,632	101,489	101,560	1,116,940
Delaware Tax-Free Idaho Fund	96,877	96,752	1,103,521	62,906	62,842	719,818
Delaware Tax-Free New York Fund	16,346	16,311	172,008	17,055	17,007	178,055

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (the Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2007, or at any time during the year then ended.

8. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of net assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding”. Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. At August 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under each Fund’s Liquidity Procedures.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

(continues)     65

Notes to financial statements

Delaware Multi-state Funds

10. Termination of New Purchases of Class B Shares

As of the close of business on May 31, 2007, each Fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund’s or their distributors’ ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Funds may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

11. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2007, each Fund designates distributions paid during the year as follows:

	(A)
	Long Term	(B)
	Capital Gains	Tax-Exempt	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Tax-Free Arizona Fund	0%	100%	100%
Delaware Tax-Free California Fund	0%	100%	100%
Delaware Tax-Free Colorado Fund	0%	100%	100%
Delaware Tax-Free Idaho Fund	0%	100%	100%
Delaware Tax-Free New York Fund	0%	100%	100%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Voyageur Insured Funds — Delaware Tax-Free Arizona Fund
Voyageur Mutual Funds — Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund
Voyageur Mutual Funds II — Delaware Tax-Free Colorado Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Fund (the sole series of Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund (three of the series constituting Voyageur Mutual Funds) and Delaware Tax-Free Colorado Fund (the sole series of Voyageur Mutual Funds II) (the “Funds”) as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Arizona Fund of Voyageur Insured Funds, the Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund of Voyageur Mutual Funds, and Delaware Tax-Free Colorado Fund of Voyageur Mutual Funds II at August 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
October 18, 2007

Other Fund information (unaudited)

Delaware Multi-state Funds

Board Consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund Investment Advisory Agreements

At a meeting held on May 16–17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund (each, a “Fund” and collectively, the “Funds”). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent, and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Funds. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% — the second quartile; the next 25% — the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one-, three-, five-, and ten-year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Funds for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board’s view of such performance.

Delaware Tax-Free Arizona Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional Arizona municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and 10-year periods was in the first quartile. The Board was satisfied with performance.

Delaware Tax-Free California Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five-, and 10-year periods was in the first quartile of its Performance Universe. The Board commended performance.

Board Consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund Investment Advisory Agreements (continued)

Delaware Tax-Free Colorado Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional Colorado municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and 10-year periods was in the second quartile. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional other state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five-, and 10-year periods was in the first quartile. The Board was satisfied with performance.

Delaware Tax-Free New York Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, and five-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the second quartile. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Funds. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of each Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board’s view of such expenses.

Delaware Tax-Free Arizona Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the Board’s objective. In evaluating the Fund’s expenses, the Board considered waivers in place through December 2007 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Delaware Tax-Free California Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Tax-Free Colorado Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the second highest expense quartiles of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2007 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Tax-Free New York Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

(continues)     69

Other Fund information (unaudited)

Delaware Multi-state Funds

Board Consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund Investment Advisory Agreements (continued)

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that each Fund’s fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager

Mr. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Mr. Baxter received a bachelor’s degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Collins is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining Delaware Investments in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Mr. Collins earned a bachelor’s degree in economics from Ursinus College, and he is also a former president of The Financial Analysts of Wilmington, Delaware.

Stephen J. Czepiel
Senior Vice President, Portfolio Manager

Mr. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. In addition, he is the head of the municipal bond trading staff. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Mr. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	82	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	82	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	82	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	82	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	82	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	82	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

(continues)     71

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	82	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	82	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	82	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	82	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	82	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	82	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

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Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.

(2263)	Printed in the USA
AR-WEST [8/31] CGI 10/07	MF-07-09-008 PO12305

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

     An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $17,900 for the fiscal year ended August 31, 2007.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $17,500 for the fiscal year ended August 31, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $13,400 for the registrant’s fiscal year ended August 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $28,300 for the registrant’s fiscal year ended August 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,750 for the fiscal year ended August 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,300 for the fiscal year ended August 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $254,438 and $257,120 for the registrant’s fiscal years ended August 31, 2007 and August 31, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Voyageur Mutual Funds II

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2007

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 5, 2007